                                                                   Exhibit 10.24

  ===========================================================================

                       PARTICIPATION AGREEMENT [N361ML]

                        Dated as of September 27, 2000

                                     among

                         MIDWAY AIRLINES CORPORATION,
                                   as Lessee

                      SILVERMINE RIVER FINANCE ONE, INC.,
                             as Owner Participant,


               FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
              not in its individual capacity (except as otherwise
                    expressly set forth herein) but solely
                               as Owner Trustee

                                ALLFIRST BANK,
                             as Indenture Trustee

                                ALLFIRST BANK,
                            as Pass-Through Trustee

                                      and

                                ALLFIRST BANK,
                            as Subordination Agent

  ===========================================================================

                   COVERING ONE BOEING MODEL 737-7BX AIRCRAFT
                     BEARING U.S. REGISTRATION NUMBER N361ML
                     AND MANUFACTURER'S SERIAL NUMBER 30736

                               TABLE OF CONTENTS

ARTICLE  1.  INTERPRETATION..............................................................................................   3
         Section  1.01.    Definitions...................................................................................   3
         Section  1.02.    References....................................................................................   3
         Section  1.03.    Headings......................................................................................   3
         Section  1.04.    Appendices Schedules and Exhibits.............................................................   3

ARTICLE  2.  SALE, LEASING AND SECURED LOAN TRANSACTIONS.................................................................   3
         Section  2.01.    Participation.................................................................................   3
                      (a)  Sale and Purchase.............................................................................   3
                      (b)  Leasing.......................................................................................   4
                      (c)  Owner Participant's Equity Investment.........................................................   4
                      (d)  Secured Loan..................................................................................   4
                      (e)  Delivery Date.................................................................................   4
         Section  2.02.    Closing Procedure.............................................................................   5
                      (a)  Time and Place................................................................................   5
                      (b)  Actions of the Owner Trustee..................................................................   5
                      (c)  Actions of the Lessee.........................................................................   6

ARTICLE  3.  CONDITIONS PRECEDENT........................................................................................   6
         Section  3.01.    Conditions Precedent to Obligations of Participants...........................................   6
                      (a)  Notice........................................................................................   6
                      (b)  Delivery of Documents.........................................................................   6
                      (c)  Airworthiness.................................................................................  10
                      (d)  Other Commitments.............................................................................  10
                      (e)  Violation of Law..............................................................................  10
                      (f)  [Reserved]....................................................................................  10
                      (g)  No Event of Default...........................................................................  10
                      (h)  No Event of Loss..............................................................................  10
                      (i)  Title.........................................................................................  10
                      (j)  Certification.................................................................................  10
                      (k)  Section 1110..................................................................................  11
                      (l)  Filings.......................................................................................  11
                      (m)  Financing Statements..........................................................................  11
                      (n)  Precautionary Financing Statements............................................................  11
                      (o)  No Proceedings................................................................................  11
                      (p)  Governmental Action...........................................................................  11
                      (q)  Note Purchase Agreement.......................................................................  11
                      (r)  Perfected Security Interest...................................................................  12
                      (s)  Representations and Warranties................................................................  12

                      (t)  Trust Company Filing..........................................................................  12
         Section  3.02.    Conditions Precedent to Obligations of Lessee.................................................  12
                      (a)  Documents.....................................................................................  12
                      (b)  Other Conditions Precedent....................................................................  12
                      (c)  [Reserved]....................................................................................  12
         Section  3.03.    Post-Registration Opinion.....................................................................  12

ARTICLE  4.  LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS..........................................................  13
         Section  4.01.    Lessee's Representations and Warranties.......................................................  13
         Section  4.02.    Certain Covenants of Lessee...................................................................  16
                      (a)  Filings and Recordings........................................................................  16
                      (b)  Registration..................................................................................  16
                      (c)  Information...................................................................................  19
                      (d)  Corporate Existence...........................................................................  19
                      (e)  Merger and Consolidation......................................................................  19
                      (f)  Change of Location............................................................................  20
                      (g)  Financial Statements..........................................................................  20
                      (h)  Notice of Sublease............................................................................  21
                      (i)  Filing of Documents...........................................................................  21
                      (j)  Annual Foreign Opinion........................................................................  22
                      (k)  Lessee's Agreement Regarding Debt.............................................................  22
         Section  4.03.    Survival of Representations and Warranties....................................................  22

ARTICLE  5.  OTHER PARTIES' REPRESENTATIONS, WARRANTIES
             AND COVENANTS...............................................................................................  22
         Section  5.01.    Representations, Warranties and Covenants of Owner Participant................................  22
                      (a)  Representations and Warranties................................................................  22
                      (b)  Lessor's Liens................................................................................  24
                      (c)  Assignment of Interests of Owner Participant..................................................  24
                      (d)  Actions with Respect to Lessor's Estate, Etc..................................................  26
                      (e)  Citizenship...................................................................................  26
         Section  5.02.    Citizenship...................................................................................  27
                      (a)  Generally.....................................................................................  27
                      (b)  Owner Trustee.................................................................................  27
         Section  5.03.    Representations, Warranties and Covenants of Trust Company
                           and the Owner Trustee.........................................................................  28
                      (a)  Representations and Warranties................................................................  28
                      (b)  Lessor's Liens................................................................................  30
                      (c)  Indemnity for Lessor's Liens..................................................................  30
                      (d)  Securities Act................................................................................  30
                      (e)  Actions With Respect to Lessor's Estate, Etc..................................................  30

                      (f)  Other Business................................................................................  30
                      (g)  Performance of Agreements.....................................................................  30
         Section  5.04.    Representations, Warranties and Covenants of the Indenture Trustee............................  31
                      (a)  Representations and Warranties................................................................  31
                      (b)  Indenture Trustee's Liens.....................................................................  32
                      (c)  Indemnity for Indenture Trustee's Liens.......................................................  32
         Section  5.05.    Indenture Trustee's Notice of Default.........................................................  32
         Section  5.06.    Releases from Indenture.......................................................................  32
         Section  5.07.    The Lessee's Right of Quiet Enjoyment.........................................................  32
         Section  5.08.    Pass-Through Trustee's Representations and Warranties.........................................  33
         Section  5.09.    Survival of Representations, Warranties and Covenants.........................................  34
         Section  5.10.    Lessee's Assumption of the Equipment Notes....................................................  34
         Section  5.11.    Compliance with Trust Agreement, Etc..........................................................  36
         Section  5.12.    Subordination Agent's Representations, Warranties and Covenants...............................  37
                      (a)  Representations and Warranties................................................................  37
                      (b)  Covenants.....................................................................................  38
         Section  5.13.    Amendments to the Indenture...................................................................  38

ARTICLE  6.  TAXES.......................................................................................................  39
         Section  6.01.    Lessee's Obligation to Pay Taxes..............................................................  39
                      (a)  Generally.....................................................................................  39
                      (b)  Exceptions....................................................................................  40
                      (c)  Withholding...................................................................................  42
         Section  6.02.    After-Tax Basis...............................................................................  43
         Section  6.03.    Time of Payment...............................................................................  44
         Section  6.04.    Contests......................................................................................  44
                      (a)  Notice of Claim...............................................................................  44
                      (b)  Request for Contest...........................................................................  44
                      (c)  Declining to Contest; Settlement..............................................................  47
                      (d)  Continuing Claims.............................................................................  47
                      (e)  Claims Impaired...............................................................................  47
         Section  6.05.    Refunds.......................................................................................  47
         Section  6.06.    Reports.......................................................................................  48
         Section  6.07.    Survival of Obligations.......................................................................  49
         Section  6.08.    Payment of Taxes..............................................................................  49
         Section  6.09.    Reimbursements by Indemnitees Generally.......................................................  49
         Section  6.10.    Forms.........................................................................................  49
         Section  6.11.    Verification..................................................................................  49
         Section  6.12.    Non-Parties...................................................................................  50
         Section  6.13.    Non-U.S. Owner Participant....................................................................  50

ARTICLE  7.  GENERAL INDEMNITY ..........................................................................................  50
         Section  7.01.    Generally.....................................................................................  50
                      (a)  Indemnity.....................................................................................  50
                      (b)  Exceptions....................................................................................  52
         Section  7.02.    Notice and Payment............................................................................  53
         Section  7.03.    Defense of Claims.............................................................................  54
         Section  7.04.    Insured Claims................................................................................  55
         Section  7.05.    Subrogation...................................................................................  55
         Section  7.06.    Information...................................................................................  55
         Section  7.07.    Survival of Obligations.......................................................................  55
         Section  7.08.    Effect of Other Indemnities...................................................................  56
         Section  7.09.    Waiver of Certain Claims......................................................................  56
         Section  7.10.    Certain Limitations...........................................................................  56
         Section  7.11.    Certain Transfers.............................................................................  56

ARTICLE  8.  TRANSACTION COSTS...........................................................................................  57
         Section  8.01.    Transaction Costs and Other Costs.............................................................  57
                      (a)  Transaction Costs.............................................................................  57
                      (b)  Continuing Expenses...........................................................................  57
                      (c)  Amendments and Supplements....................................................................  58

ARTICLE  9.  SUCCESSOR OWNER TRUSTEE ....................................................................................  59
         Section  9.01.    Appointment of Successor Owner Trustee........................................................  59
                      (a)  Resignation and Removal.......................................................................  59
                      (b)  Conditions to Appointment.....................................................................  59

ARTICLE  10.  LIABILITIES AND INTERESTS OF THE OWNER PARTICIPANT
                   AND HOLDERS...........................................................................................  60
         Section  10.01.   Liabilities of the Owner Participant..........................................................  60
         Section  10.02.   Interest of Holders of Equipment Notes........................................................  60

ARTICLE  11.  OTHER DOCUMENTS............................................................................................  60
         Section  11.01.   Consent of Lessee to Other Documents..........................................................  60
         Section  11.02.   Pass-Through Trustee's and Subordination Agent's
                             Acknowledgment..............................................................................  60

ARTICLE  12.  NOTICES....................................................................................................  60
         Section  12.01.   Notices.......................................................................................  60

ARTICLE  13.  REFINANCING................................................................................................  61
         Section  13.01.   Refinancing...................................................................................  61

ARTICLE  14.  [RESERVED].................................................................................................  64
ARTICLE  15.  MISCELLANEOUS .............................................................................................  64
         Section  15.01.   Counterparts..................................................................................  64
         Section  15.02.   No Oral Modifications.........................................................................  64
         Section  15.03.   Captions......................................................................................  65
         Section  15.04.   Successors and Assigns........................................................................  65
         Section  15.05.   Concerning the Owner Trustee, Indenture Trustee and
                              the Pass-Through Trustee...................................................................  65
         Section  15.06.   Severability..................................................................................  66
         Section  15.07.   Certain Limitations on Reorganization.........................................................  66
         Section  15.08.   GOVERNING LAW.................................................................................  66
         Section  15.09.   Section 1110 Compliance.......................................................................  67
         Section  15.10.   Reliance of Liquidity Providers...............................................................  67
         Section  15.11.   Agreement Regarding Engine....................................................................  67


Schedule I                     Commitments

Schedule II                    Wire Instructions

Appendix A                     Definitions

Exhibit A-1(a)                 Form of Opinion of General Counsel of Lessee

Exhibit A-1(b)                 Form of Opinion of Special North Carolina counsel

Exhibit A-2                    Form of Opinion of Fulbright & Jaworski L.L.P.

Exhibit A-3                    Form of Opinion of Ober, Kaler, Grimes & Shriver,
                               a Professional Corporation, as special counsel to Indenture Trustee, Subordination Agent and Pass-
                               Through Trustee

Exhibit A-4                    Form of Opinion of Morris, James, Hitchens &
                               Williams LLP, as special counsel to the Owner
                               Trustee

Exhibit A-5                    Form of Opinion of Crowe & Dunlevy P.C.

Exhibit A-6                    Form of Opinion of Dewey Ballantine LLP, special
                               counsel for the Owner Participant and Owner
                               Participant Guarantor

Exhibit A-7                    Form of Opinion of Counsel to the Owner
                               Participant and Owner Participant Guarantor

Exhibit B-1                    Form of Assignment and Assumption Agreement

Exhibit B-2                    Form of Owner Participant Guaranty

Exhibit B-3                    Form of Opinion of counsel to the Owner
                               Participant in respect of the Assignment and Assumption Agreement

          PARTICIPATION AGREEMENT [N361ML] dated as of September 27, 2000 (this "Agreement") among MIDWAY AIRLINES CORPORATION, a Delaware corporation (herein, together with its successors and permitted assigns, the "Lessee"), FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise expressly stated herein, but solely as owner trustee under the Trust Agreement referred to below (in such capacity as trustee, together with its successors and permitted assigns, the "Owner Trustee"), SILVERMINE RIVER FINANCE ONE, INC., a Delaware corporation (together with its successors and permitted assigns, the "Owner Participant"), ALLFIRST BANK, a Maryland state-chartered commercial bank, as indenture trustee under the Indenture referred to below (together with its successors and permitted assigns, the "Indenture Trustee"), ALLFIRST BANK, a Maryland state-chartered commercial bank, as pass-through trustee of three separate Pass-Through Trusts (together with its successors and permitted assigns, the "Pass- Through Trustee"), and ALLFIRST BANK, a Maryland state-chartered commercial bank, as subordination agent (together with its successors and permitted assigns, the "Subordination Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article 1 hereof; and

          WHEREAS, pursuant to the Purchase Agreement the Manufacturer agreed to manufacture and sell to the Lessee and the Lessee agreed to purchase from the Manufacturer the Aircraft; and

          WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant and First Union Trust Company, National Association, are entering into the Trust Agreement whereby, among other things, First Union Trust Company, National Association, is appointed as Owner Trustee and has undertaken to acquire and hold the Trust Estate in trust for the benefit of the Owner Participant; and

          WHEREAS, subject to the terms and conditions of this Agreement, the Owner Trustee is willing to purchase the Aircraft from the Seller for immediate lease to the Lessee pursuant to the Lease; and

          WHEREAS, subject to the terms and conditions of this Agreement and the Trust Agreement, the Owner Participant is willing to make the equity investment provided for herein to fund such purchase by the Owner Trustee; and

          WHEREAS, the Owner Trustee and the Indenture Trustee are concurrently entering into the Indenture for the benefit of the Holders of the Equipment Notes, pursuant to which Indenture the Owner Trustee shall, subject to the terms and conditions set forth therein, issue to the Pass- Through Trustee under each of the Pass-Through Trust Agreements, as a Loan Participant, Equipment Notes substantially in the form set forth in the Indenture as evidence of the loan to be made by each such Loan Participant to the Owner Trustee to finance a portion of Lessor's Cost for the Aircraft, all as more particularly described herein and in the Indenture; and

                  WHEREAS, subject to the terms and conditions of this Agreement, the Lessee has agreed to assign to the Owner Trustee, upon the terms and conditions contained in the Purchase Agreement Assignment and the Engine Warranty Assignment, respectively, certain of the Lessee's rights and interests in and to the Purchase Agreement and the CFM Warranty, respectively;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration and receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:

                                  ARTICLE 1.
                                INTERPRETATION

         Section 1.01. Definitions. Capitalized terms used herein and defined in
                       -----------
Appendix A shall, except as such definitions may be specifically modified in the body of this Agreement for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A.

         Section 1.02. References. References in this Agreement to sections,
                       ----------
paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Agreement unless otherwise specified.

         Section 1.03. Headings. The headings of the various sections,
                       --------
paragraphs and clauses of this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         Section 1.04. Appendices Schedules and Exhibits.  The appendices,
                       ---------------------------------
schedules and exhibits are part of this Agreement.


                                  ARTICLE 2.
                  SALE, LEASING AND SECURED LOAN TRANSACTIONS

         Section 2.01. Participation. Subject to all of the terms and conditions
                       -------------
of this Agreement, the parties agree to participate in the sale, leasing and secured loan transactions with respect to the Aircraft provided for in this
Section 2.

                  (a) Sale and Purchase. The Owner Trustee agrees to purchase
                      -----------------
the Aircraft from the Seller on the Delivery Date for a purchase price equal to Lessor's Cost.

                  (b) Leasing. The Owner Trustee agrees to lease to the Lessee,
                      -------
and the Lessee agrees to lease from the Owner Trustee, the Aircraft pursuant to the Lease, such leasing to take place concurrently with the purchase of the Aircraft by the Owner Trustee on the Delivery Date.

                  (c) Owner Participant's Equity Investment. The Owner
                      -------------------------------------
Participant agrees to provide immediately available funds in the amount determined by multiplying Lessor's Cost by the percentage set forth opposite its name on Schedule I (the Owner Participant's "Commitment") (i) by paying such amount to the Owner Trustee prior to the time of closing on the Delivery Date at the account specified by the Owner Trustee on or prior to the Delivery Date, such amount to be held and applied toward the Owner Trustee's payment of Lessor's Cost for the Aircraft on the Delivery Date (and if not so applied, to be promptly returned to the Owner Participant) or (ii) by paying such amount at the time of the closing on the Delivery Date directly to the Seller's account specified by the Lessee prior to the closing to be applied toward the payment of Lessor's Cost. Such funds, once so applied, shall constitute an equity investment by the Owner Participant in the Trust Estate. The Owner Participant shall have no obligation to provide its Commitment after September 28, 2000.

                  (d) Secured Loan. Each Loan Participant agrees to provide
                      ------------
immediately available funds in the amount determined by multiplying Lessor's Cost by the percentage set forth opposite its name on Schedule I (a Loan Participant's "Commitment") to or on behalf of the Owner Trustee by paying or causing to be paid such amount to the Owner Trustee, at the account specified by the Owner Trustee on or prior to the Delivery Date, such amount to be held and applied toward the Owner Trustee's payment of Lessor's Cost for the Aircraft on the Delivery Date (and if not so applied, to be promptly returned to such Loan Participant). Such funds, once so applied, shall constitute a loan to the Owner Trustee to be evidenced by an Equipment Note substantially in the form set forth in the Indenture and as more particularly described herein and in the Indenture and secured as provided in the Indenture.

                  (e) Delivery Date. The "Delivery Date" shall be the date fixed
                      -------------
by the Lessee in accordance with this Section 2.01(e) for the closing of the sale, leasing and loan transactions with respect to the Aircraft contemplated hereby, except that following such closing the "Delivery Date" shall mean the date on which such transactions actually closed. The Lessee shall give at least two Business Days' notice to each other party hereto of the Delivery Date, which notice shall also specify the amount of the Owner Participant's Commitment and each Loan Participant's Commitment. The Lessee may postpone a scheduled Delivery Date from time to time, for any reason by notice given to the other parties hereto not later than 2:00 p.m. on the date last scheduled as the Delivery Date, such notice to specify a new Delivery Date. In the event that a Participant shall have provided the amount of its Commitment to the Owner Trustee prior to such a postponement, the Owner Trustee shall return such amount to such Participant by 2:00 p.m. on the scheduled Delivery Date unless such Participant shall have agreed otherwise in writing. Absent such an agreement, in the event that the Owner Participant's Commitment is not returned to the Owner Participant by 2:00 p.m. on a scheduled Delivery Date on which the closing does not occur, the Lessee shall pay interest to the Owner Participant at a rate equal to the rate per annum announced from time to time by Citibank, N.A. as its prime rate plus two percent (2%) per annum for each day that such commitment is not returned to the Owner Participant by 2:00 p.m.. The making available by the Owner Participant of its Commitment at the closing shall be deemed a waiver of notice of the Delivery Date by the Owner Participant and the Owner Trustee, and the making available by the Loan Participants of their respective Commitments at the closing shall be deemed a waiver of notice of the Delivery Date by the Loan Participants and the Indenture Trustee.

         Section  2.02.  Closing Procedure.
                         -----------------

                  (a) Time and Place. The closing shall take place at 11:00 a.m.
                      --------------
New York City local time on the Delivery Date at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York or at such other time and place as the parties may agree. The closing shall be preceded by a pre-closing at the same place, the time for which shall be fixed by the Lessee, at which the forms of the Operative Agreements to be executed, the certificates and other documents to be delivered and the forms of the legal opinions to be delivered at the closing by each party or its counsel pursuant to this Agreement shall be available for inspection by the parties and their respective counsel.

                  (b) Actions of the Owner Trustee. Upon receipt in full by the
                      ----------------------------
Owner Trustee of the Commitment of each Participant together with instructions (which may be oral) from each Participant or its special counsel that the applicable conditions precedent set forth in Section 3.01 have been satisfied or waived by such Participant, the Owner Trustee on the Delivery Date shall purchase the Aircraft from the Seller, lease the Aircraft to the Lessee, issue the Equipment Notes to the Pass-Through Trustee and make a security assignment of all of its right, title and interest in and to the Indenture Estate to the Indenture Trustee. To accomplish such transactions, the Owner Trustee shall, concurrently with the actions of the Lessee pursuant to Section 2.02(c), take the following actions: (i) pay or cause to be paid an amount equal to Lessor's Cost to the Seller for the purchase of the Aircraft by transferring such amount in immediately available funds to the account specified by the Lessee on or prior to the Delivery Date; provided that, the Owner Trustee may satisfy a
                            -------- ----
portion of such obligation to pay Lessor's Cost by repaying directly to any lender the principal and interest on any pre-delivery deposit loans relating to the Aircraft made by such lender to the Lessee; (ii) authorize its representative or representatives, who shall be a person or persons designated by the Lessee and acceptable to the Owner Trustee, to accept delivery of the Aircraft pursuant to this Agreement; (iii) accept the Bills of Sale for the Aircraft; (iv) execute, and cause to be authenticated and delivered to each Loan Participant with respect to each Pass-Through Trust Agreement, the Equipment Notes specified, by reference to principal amounts, maturity dates and interest rates, in the Indenture; (v) execute and deliver the Lease, the Lease Supplement, the Indenture, the Indenture Supplement and each other Operative Agreement to which it is a party; (vi) deliver the Aircraft to the Lessee pursuant to the Lease; and (vii) execute and deliver all other documents or certificates and take such other actions as may be required of the Owner Trustee on or before the Delivery Date pursuant to any Operative Agreement. In addition, the Owner Trustee shall take such actions as may be requested by the Lessee to effect the due registration of the Aircraft with the FAA in the name of the Owner Trustee and to file and perfect the security interest of the Indenture Trustee in all or any part of the Indenture Estate.

                  (c)   Actions of the Lessee. Upon satisfaction or waiver by
                        ---------------------
the Lessee of the conditions precedent set forth in Section 3.02, the Lessee shall on the Delivery Date sell the Aircraft (or cause the Aircraft to be sold) to the Owner Trustee, lease the Aircraft from the Owner Trustee pursuant to the Lease, assign to the Owner Trustee pursuant to the Purchase Agreement Assignment certain of the Lessee's rights and interests in and to the Purchase Agreement and assign to the Owner Trustee pursuant to the Engine Warranty Assignment the Lessee's rights and interests in and to the CFM Warranty. To accomplish such transactions the Lessee shall, concurrently with the actions of the Owner Trustee pursuant to Section 2.02(b), take the following actions:

                  (i) execute and deliver the Lease and the Lease Supplement and cause the Bills of Sale to be executed and delivered;

                  (ii) authorize its representative or representatives (who shall be the same person or persons designated by the Lessee for purposes of clause (ii) of Section 2.02(b)), to accept delivery of the Aircraft from the Owner Trustee pursuant to the Lease; and

                  (iii) execute and deliver all other documents or certificates and take such other actions as may be required of the Lessee on or before the Delivery Date pursuant to any Operative Agreement.

                                  ARTICLE 3.
                             CONDITIONS PRECEDENT

         Section 3.01. Conditions Precedent to Obligations of Participants. The
                       ---------------------------------------------------
obligation of each Participant to make the Dollar amount of its respective Commitment available for payment as directed by the Owner Trustee on the Delivery Date is subject to satisfaction or waiver by each such Participant, on or prior to the Delivery Date, of the conditions precedent set forth below in this Section 3.01; provided, that it shall not be a condition precedent to the
                   --------
obligation of any Participant that any document be produced or action taken that is to be produced or taken by such Participant or by a Person within such Participant's control; provided, further, that Sections 3.01(b)(iii), (xiii) and
                       --------  -------
(xix)(H) shall not be conditions precedent to the obligation of any Loan Participant and Sections 3.01(q) and 3.01(r) shall not be conditions precedent to the obligation of Owner Participant:

                  (a) Notice. Such Participant shall have received the notice of
                      ------
the Delivery Date as provided in Section 2.01(e), or shall have waived such notice.

                  (b) Delivery of Documents. Such Participant shall, except as
                      ---------------------
noted below, have received executed counterparts of the following agreements, instruments, certificates or documents, and such counterparts (a) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (b) shall be reasonably satisfactory in form and substance to such Participant and (c) shall be in full force and effect:

                     (i)    the Lease; provided that, only the Indenture Trustee
                                       -------- ----
         shall receive the sole executed chattel paper original thereof;

                     (ii)   Lease Supplement No. 1; provided that, only the
                                                    -------- ----
         Indenture Trustee shall receive the sole executed chattel paper original thereof;

                     (iii)  the Tax Indemnity Agreement; provided that, only
                                                         -------- ----
         Owner Participant and Lessee shall receive copies of the Tax Indemnity Agreement;

                     (iv)   the Trust Agreement;

                     (v)    the Indenture;

                     (vi)   Indenture Supplement No. 1;

                     (vii)  the Purchase Agreement and the CFM Warranty;

                     (viii) the Purchase Agreement Assignment and the Engine Warranty Assignment;

                     (ix)   the PAA Consent and the Engine Manufacturer's
         Consent;

                     (x) the Equipment Notes dated the Delivery Date; provided that, only the Subordination Agent shall receive the
         -------- ----
         authenticated Equipment Notes, all other parties shall receive photocopies;

                     (xi)   the Bills of Sale;

                     (xii) the broker's report and insurance certificates required by Section 9 of the Lease;

                     (xiii) an appraisal or appraisals from BK Associates, which appraisal or appraisals shall be satisfactory in form and substance to Owner Participant; provided, that only Owner Participant shall receive
                            --------
         copies of such appraisal or appraisals;

                     (xiv) (A) a copy of the Certificate of Incorporation and By-Laws of Lessee and resolutions of the board of directors of Lessee, in each case certified as of the Delivery Date, by the Secretary or an Assistant Secretary of Lessee, duly authorizing the execution, delivery and performance by Lessee of the Operative Agreements required to be executed and delivered by Lessee on or prior to the Delivery Date in accordance with the provisions hereof and thereof; (B) an incumbency certificate of Lessee, Owner Participant, Allfirst and Trust Company as to the person or persons authorized to execute and deliver the relevant Operative Agreements on behalf of such party; and (C) a copy of the Certificate of Incorporation or Articles of Incorporation or Articles of Association and By-Laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Owner Participant, Allfirst and Trust Company, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Owner Participant, Allfirst and Trust Company, respectively, which authorize the execution, delivery and performance by Owner Participant, Allfirst and Trust Company, respectively, of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as any Participant may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

                     (xv) an Officer's Certificate of Lessee, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

                     (xvi) an Officer's Certificate of Trust Company, dated as of the Delivery Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

                     (xvii) an Officer's Certificate of Owner Participant, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

                     (xviii) an Officer's Certificate of Allfirst, dated as of the Delivery Date, stating that its representations and warranties, in its individual capacity or as Indenture Trustee, as Pass-Through Trustee or Subordination Agent, as the case may be, set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

                     (xix) the following opinions of counsel, in each case dated the Delivery Date:

                             (A) (I) Jonathan S. Waller, Senior Vice President and General Counsel of the Lessee substantially in the form of Exhibit A-1(a) hereto and (II) Kennedy Covington, Lobdell & Hickman, special North Carolina counsel to the

         Lessee, substantially in the form of Exhibit A-1(b) hereto, in each case addressed to the Owner Participant, the Owner Trustee, the Pass-Through Trustee, the Subordination Agent, each Liquidity Provider and the Indenture Trustee.

                           (B) Fulbright & Jaworski, L.L.P. special counsel for the Lessee substantially in the form of Exhibit A-2 hereto addressed to the Owner Participant, the Indenture Trustee, the Subordination Agent, the Owner Trustee, the Pass- Through Trustee, each Liquidity Provider and the Lessee;

                           (C) Morris, James, Hitchens & Williams LLP, special counsel for the Owner Trustee substantially in the form of Exhibit A-3 hereto addressed to the Owner Participant, the Indenture Trustee, the Owner Trustee, the Subordination Agent, the Pass-Through Trustee, each Liquidity Provider and the Lessee;

                           (D) Ober, Kaler, Grimes & Shriver, a Professional Corporation, special counsel for the Indenture Trustee, Pass-Through Trustee and Subordination Agent in the form of Exhibit A-4 hereto and addressed to the Indenture Trustee, the Owner Participant, the Subordination Agent, the Owner Trustee, the Pass-Through Trustee, each Liquidity Provider and the Lessee;

                           (E) Crowe & Dunlevy P.C., special aviation counsel, substantially in the form of Exhibit A-5 hereto and addressed to the Owner Participant, the Indenture Trustee, the Subordination Agent, the Owner Trustee, the Pass-Through Trustee, each Liquidity Provider and the Lessee;

                           (F) special counsel for the Manufacturer, in a form reasonably acceptable to the Owner Participant and addressed to the Owner Participant, the Indenture Trustee, the Owner Trustee, the Subordination Agent, the Pass-Through Trustee, each Liquidity Provider and the Lessee;

                           (G) special counsel for the Engine Manufacturer, in a form reasonably acceptable to the Owner Participant and addressed to the Owner Participant, the Indenture Trustee, the Owner Trustee, the Subordination Agent, the Pass-Through Trustee, each Liquidity Provider and the Lessee;

                           (H) in the case of the Owner Participant only, Dewey Ballantine LLP, special tax counsel to the Owner Participant, addressed to the Owner Participant, with respect to tax matters; and

                           (I) Dewey Ballantine LLP, special counsel for the Owner Participant and Owner Participant Guarantor, and internal counsel to the Owner Participant and Owner Participant Guarantor, substantially in the forms of Exhibits

         A-6 and A-7, addressed to the Indenture Trustee, the Owner Trustee, the Pass- Through Trustee, each Liquidity Provider and the Lessee;

                  (xx) an Officer's Certificate of Lessee, dated as of the Delivery Date, stating that the conditions to the purchase of the Equipment Notes by the Pass- Through Trustee under the Pass-Through Agreements have been duly satisfied or waived in accordance with its terms; provided that only Owner Participant shall receive a copy of
                --------
         such Officer's Certificate; and

                  (xxi) the Owner Participant Guaranty, in form and substance reasonably satisfactory to Lessee, Owner Trustee, Indenture Trustee and the Trust Company.

                  (c)     Airworthiness.  Each Participant shall receive a copy
                          -------------
of a current, valid Standard Certificate of Airworthiness for the Aircraft duly issued by the FAA.

                  (d)     Other Commitments.  Each other Participant shall have
                          -----------------
made available the Dollar amount of its Commitment as directed by Owner Trustee in accordance with Section 2.01(c) or 2.01(d), as the case may be.

                  (e)     Violation of Law. No change shall have occurred after
                          ----------------
the date of this Agreement in any Applicable Law that makes it a violation of law for (a) Lessee, any Participant, Subordination Agent, Pass-Through Trustee, Owner Trustee or the Indenture Trustee to execute, deliver and perform the Operative Agreements to which any of them is a party or (b) any Participant to make the Dollar amount of its Commitment available or, in the case of a Loan Participant, to acquire its Equipment Note or to realize the benefits of the security afforded by the Indenture.

                  (f)     [Reserved].

                  (g)     No Event of Default. On the Delivery Date, no event
                          -------------------
shall have occurred and be continuing, or would result from the sale, mortgage or lease of the Aircraft, which constitutes a Default, Event of Default, Indenture Default or Indenture Event of Default.

                  (h)     No Event of Loss. No Event of Loss with respect to the
                          ----------------
Airframe or any Engine shall have occurred and no circumstance, condition, act or event that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine shall have occurred.

                  (i)     Title. Owner Trustee shall have good title (subject to
                          -----
filing and recordation of the FAA Bill of Sale with the FAA) to the Aircraft, free and clear of Liens, except Permitted Liens.

                  (j)     Certification.  The Aircraft shall have been duly
                          -------------
certificated by the FAA as to type and airworthiness as required by the terms of the Lease.

                  (k)    Section 1110. Owner Trustee, as lessor under the Lease
                         ------------
(and Indenture Trustee, as assignee of Owner Trustee under the Indenture), shall be entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

                  (l)    Filings. On the Delivery Date (i) application for
                         -------
registration of the Aircraft in the name of the Owner Trustee shall have been duly made with the FAA in compliance with the provisions of the Transportation Code; and (ii) the Indenture, Indenture Supplement No. 1, the Lease, Lease Supplement No. 1 and the FAA Bill of Sale shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Transportation Code.

                  (m)    Financing Statements. A Uniform Commercial Code
                         --------------------
financing statement or statements covering the security interest contemplated by the Indenture shall have been executed and delivered by the Owner Trustee as debtor and by the Indenture Trustee as secured party, and such financing statement or statements shall have been duly filed in all places necessary or desirable within the State of Delaware.

                  (n)    Precautionary Financing Statements. A Uniform
                         ----------------------------------
Commercial Code "precautionary" financing statement or statements describing the Lease as a lease but covering any security interest in favor of the Owner Trustee (and the Indenture Trustee as assignee of the Owner Trustee) which may be created thereby, shall have been executed and delivered by the Lessee and the Owner Trustee (naming the Owner Trustee as Lessor and secured party and Indenture Trustee as assignee), and shall have been duly filed in all places necessary or desirable within the State of North Carolina.

                  (o)    No Proceedings. No action or proceeding shall have been
                         --------------
instituted, nor shall any action be threatened in writing, before any governmental authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any governmental authority, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Operative Agreement or the transactions contemplated hereby or thereby.

                  (p)    Governmental Action. All appropriate action required to
                         -------------------
have been taken prior to the Delivery Date by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued.

                  (q)    Note Purchase Agreement.  The conditions precedent to
                         -----------------------
the obligations of the Loan Participants and the other requirements relating to the Aircraft and the Equipment Notes set forth in the Note Purchase Agreement shall have been satisfied.

                  (r)  Perfected Security Interest.  On the Delivery Date,
                       ---------------------------
Section 3.01(l)(ii) and the financing statements referenced in after giving effect to the filing of the documents referenced in Sections 3.01(m) and (n), the Indenture Trustee shall have received a duly perfected first priority security interest in all of Owner Trustee's right, title and interest in the Indenture Estate, the Aircraft and the Lease, subject only to Permitted Liens.

                  (s)  Representations and Warranties. The representations and
                       ------------------------------
warranties of each other party to this Agreement made, in each case, in this Agreement and in any other Operative Agreement to which it is party, shall be true and accurate in all material respects as of the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and each other party to this Agreement shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Operative Agreement to which it is a party to be observed or performed by it as of the Delivery Date.

                  (t)  Trust Company Filing.  The Trust Company shall have
                       --------------------
provided evidence that the filing required by Section 131.3 of the New York Banking Law has been effected.

         Section 3.02. Conditions Precedent to Obligations of Lessee. The
                       ---------------------------------------------
obligation of Lessee to lease the Aircraft on the Delivery Date is subject to the satisfaction or waiver by Lessee, on or prior to the Delivery Date, of the conditions precedent set forth below in this Section 3.02.

                  (a)  Documents. Executed originals of the agreements,
                       ---------
instruments, certificates, documents and opinions described in Section 3.01(b) shall have been received by Lessee, except as specifically provided therein, and shall be satisfactory to Lessee, unless the failure to receive any such agreement, instrument, certificate or document is the result of any action or inaction by Lessee.

                  (b)  Other Conditions Precedent. Each of the conditions set
                       --------------------------
forth in Sections 3.01(c), (d) (as to all Participants), (e), (g) (as to Indenture Defaults and Indenture Events of Default not arising from Defaults or Events of Default, as the case may be), (h), (i), (j), (k), (l), (m), (n) and
(o) and (t) shall have been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee.

                  (c)    [Reserved].

         Section 3.03. Post-Registration Opinion. Promptly upon the registration
                       -------------------------
of the Aircraft and the recordation of the documents referenced in Section 3.01(l)(ii), Lessee will direct Crowe & Dunlevy P.C., special counsel in Oklahoma City, Oklahoma, to deliver to Lessee, each Participant, Owner Trustee and the Indenture Trustee a favorable opinion or opinions addressed to each of them with respect to such registration and recordation.

                                  ARTICLE 4.
              LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 4.01. Lessee's Representations and Warranties. The Lessee
                       ---------------------------------------
represents and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Lessee represents and warrants as of such earlier date):

                  (a) the Lessee is a corporation duly organized and validly existing and is in good standing under the laws of Delaware, has its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in Morrisville, North Carolina at the address set forth in Section 12.01(a), and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified or in good standing would have a materially adverse effect on its business or would impair its ability to perform its obligations under the Lessee Documents;

                  (b) the Lessee has full power, authority and legal right to conduct its business and operations as currently conducted and to own or hold under lease its properties and to enter into and perform its obligations under the Lessee Documents;

                  (c) the Lessee is a Certificated Air Carrier;

                  (d) the Lessee possesses all necessary certificates, franchises, licenses, permits, rights and concessions and consents (collectively "permits") which are necessary to the operation of the routes flown by it and the conduct of its business and operations as currently conducted and each such permit is in full force and effect, except for any such permits the failure to have or maintain which would not have a material adverse effect on the Lessee or its ability to perform its obligations under the Lessee Documents;

                  (e) the execution, delivery and performance of the Lessee Documents by the Lessee have been duly authorized by all necessary corporate action on the part of the Lessee and do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligations of the Lessee, and each such Lessee Documents has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Lessee enforceable against it in accordance with the terms thereof except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or by general equitable principles;

                  (f) no authorization, consent or approval of or other action by, and no notice to or filing with, any United States federal or state governmental authority or regulatory body is required for the execution, delivery or performance by the Lessee of the Lessee Documents except for such registrations, applications and recordings referred to in the opinion of Crowe and Dunlevy P.C. delivered pursuant to Section 3.01(b)(xix)(E) and the filings referred to in Section 3.01(l)(ii);

                  (g) neither the execution, delivery or performance by the Lessee of the Lessee Documents nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, or will require any consent (other than the PAA Consent and the Engine Manufacturer's Consent) or approval under, any law, governmental rule or regulation or the charter documents, as amended, or bylaws, as amended, of the Lessee or any order, writ, injunction or decree of any court or governmental authority against the Lessee or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Lessee is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon the Aircraft or any of its properties (other than Permitted Liens), except for any such conflict, breach or default which would not have a material adverse effect on the Lessee or its ability to perform its obligations under the Lessee Documents;

                  (h) except as disclosed in the Offering Memo, there are no pending or, to the knowledge of the Lessee, threatened actions, suits, investigations or proceedings against or affecting the Lessee or any of its properties before or by any court, governmental agency, arbitration board, tribunal or other administrative agency which, (A) may reasonably be expected to have a materially adverse effect on the Lessee's consolidated financial condition, business, or operations, or (B) would materially adversely affect the ability of the Lessee to consummate the transactions contemplated by the Operative Agreements or perform its obligations under the Lessee Documents;

                  (i) [Reserved].

                  (j) except for (A) the registration in the Owner Trustee's name of the Aircraft pursuant to the Transportation Code, (B) the filing with and, where appropriate, recordation by the FAA pursuant to the Transportation Code of the Indenture (including Indenture Supplement No. 1), and the Lease (including Lease Supplement No. 1), (C) the filing of the financing statements referred to in Sections 3.01(m) and 3.01(n) and (D) the taking of possession by the Indenture Trustee of the original counterpart of the Lease (including Lease Supplement No. 1), no further action, including any filing or recording of any document, is necessary or advisable in order (i) to establish the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate as against the Lessee and any third parties, or (ii) to perfect the first security interest in and Lien on the Indenture Estate in favor of the Indenture Trustee;

                  (k) the Owner Trustee has received good and marketable title to the Aircraft, free and clear of all Liens, except Permitted Liens;

                  (l) assuming the truth and accuracy of the representations and warranties contained in Section 3.12 of the Pass-Through Trust Agreements, the representations and warranties contained in Section 5.01(a)(vii) and the representations and warranties deemed to be made pursuant to Section 10.05 of the Indenture and in reliance upon such representations and warranties, the execution and delivery of this Agreement and the other Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not involve any prohibited transaction within the meaning of Section 406(a) of ERISA or Section 4975(c)(1)(A) through (D) of the Code;

                  (m) all premiums which have become due with respect to the insurance required to be provided by the Lessee on or prior to the Delivery Date under Section 9 of the Lease have been paid by the Lessee;

                  (n) no Default or Event of Default exists and no Event of Loss, or event which with the passage of time would constitute an Event of Loss, exists;

                  (o) the Aircraft is in such condition so as to enable the airworthiness certificate of such Aircraft to be in good standing under the Transportation Code; the Aircraft has been duly certificated by the FAA as to type and airworthiness; there is in effect with respect to the Aircraft a current and valid airworthiness certificate issued by the FAA pursuant to the Transportation Code;

                  (p) the Lessee is not in default (after any applicable grace periods) in the performance of any material term or condition of the Purchase Agreement;

                  (q) neither the Lessee nor any subsidiary of the Lessee is an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (r) there are no broker's or underwriter's fees payable on behalf of the Lessee in connection with the transactions contemplated in the Operative Agreements, other than those of the Placement Agents and the Lessee Advisor (as defined in Section 8.01(a)) referred to in Article 8 hereof;

                  (s) the Lessee represents and warrants that it has authorized no one to act on its behalf in connection with the offer or sale of any interest in the Equipment Notes or the Pass-Through Certificates other than the Placement Agents;

                  (t) the audited consolidated balance sheet of Lessee with respect to Lessee's most recent fiscal year included in Lessee's most recent Annual Report on Form 10-K, as amended, filed by Lessee with the SEC, and the related consolidated statements of operations and cash flows for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States and fairly present in all material respects the financial condition of Lessee and its consolidated subsidiaries as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no material adverse change in such financial condition or operations of Lessee, except for matters disclosed in (a) the financial statements referred to above, (b) any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Lessee with the SEC on or prior to the date hereof, or (c) otherwise disclosed in writing by Lessee to the Owner Participant prior to the date hereof;

                  (u) to the best of Lessee's knowledge, Lessee is not in default under, or in violation of, any Applicable Law, the violation of which would give rise to a Material Adverse Change to Lessee;

                  (v) neither Lessee nor any person authorized to act on its behalf has directly or indirectly offered any beneficial interest or security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement, or any of the Equipment Notes or any other interest in or security under the Indenture, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any person in violation of the Securities Act or any applicable state securities laws; and

                  (w) Owner Trustee, as lessor under the Lease (and Indenture Trustee, as assignee under the Indenture), is entitled to the benefits of
Section 1110 (as currently in effect) with respect to the Aircraft.

         Section  4.02.  Certain Covenants of Lessee.  The Lessee covenants and
                         ---------------------------
agrees as follows:

                  (a) Filings and Recordings. The Lessee will cause to be done,
                      ----------------------
executed, acknowledged and delivered, at the Lessee's cost and expense, all such further acts, conveyances and assurances as the Owner Trustee, the Indenture Trustee, the Pass-Through Trustee or the Owner Participant shall reasonably require for accomplishing the purposes of the Operative Agreements. Without limiting the generality of this Section 4.02(a), the Lessee will promptly take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of the Indenture (including each supplement thereto), the Lease (including each supplement thereto), and any financing statements or other instruments as may be reasonably requested by the Owner Trustee, the Owner Participant or the Indenture Trustee and appropriate, to maintain the perfection of the first security interest and the Lien created by the Indenture, and the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate, as against the Lessee and any third parties, or if the Lessee cannot itself take, or cause to be taken, such action, will furnish to the Indenture Trustee and the Owner Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable either of them to take such action at the Lessee's cost and expense in a timely manner.

                  (b) Registration. From and after the Delivery Date, the Lessee
                      ------------
shall cause the Aircraft to be duly registered, and at all times to remain duly registered, in the name of the Owner Trustee (provided, that the Owner Trustee
                                              --------
and the Owner Participant shall be and remain Citizens of the United States), under the Transportation Code, and shall furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to make application for such registration; provided, however, that the Lessee may, at any time cause
                       --------  -------
the Aircraft to be appropriately re-registered under the laws of a country with which at the time of such registration the United States maintains normal diplomatic relations and is listed on Exhibit E to the Lease; provided that
                                                              --------
prior to any change in the country of registry of the Aircraft the following conditions are met:

                      (i) at the time of re-registration, no Specified Default exists or would occur as a result of such re-registration;

                      (ii) the Lessee shall pay all fees and expenses, recording and registration taxes (including the reasonable fees and expenses of local counsel in such country) relating to such re-registration or proposed re-registration;

                      (iii) the Lessee shall, at its cost, cause the interest of the Owner Trustee as owner of the Aircraft and the Indenture Trustee as mortgagee thereof to be duly registered or recorded under the laws of such country and at all times thereafter to remain so duly registered or recorded unless and until the registration of the Aircraft is changed as provided herein, and shall, at its cost, cause to be done at all times all other acts including the filing, recording and delivery of any document or instrument and the payment of any sum necessary or, by reference to prudent industry practice in such country, advisable in order to create, preserve and protect such interest in the Aircraft (including the first priority duly perfected Lien under the Indenture) as against the Lessee or any third parties in such jurisdiction, and the laws of such country would give effect to the Owner Trustee's title to and ownership interest in the Aircraft and the Lien of the Indenture Trustee thereon;

                      (iv) the obligations of the Lessee (and of the Permitted Sublessee under a Sublease) and the rights and remedies of the Lessor and the Owner Participant and each other party under the Operative Agreements shall remain or be, as the case may be, legal, valid, binding and enforceable in such country;

                      (v) the Lessee shall ensure that all insurance required by Section 9 of the Lease shall be in full force and effect prior to, at the time of, and after such change in registration and the Owner Participant, the Owner Trustee, and the Indenture Trustee shall receive a certificate of Lessee's insurance broker to such effect;

                      (vi) the country of such re-registration imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA or the central civil aviation authority of the United Kingdom, France, Germany, Japan, the Netherlands or Canada;

                      (vii) it shall not be necessary by reason of such re-registration or for purposes of exercising rights or enforcing remedies contained in the Lease or the Indenture or the related Sublease or other Operative Agreements for the Owner Trustee, the Indenture Trustee or the Owner Participant to register or qualify to do business in such country;

                      (viii) no Liens (except Permitted Liens) shall arise by reason of such re-registration, and the Indenture shall continue as a first priority Lien on the collateral thereunder (subject only to Permitted Liens);

                      (ix) none of the Owner Trustee, the Indenture Trustee and the Owner Participant shall be subjected to any risk of adverse tax consequences as a result of such re-registration for which the Lessee does not then indemnify or cause to be indemnified such Person in a manner satisfactory in form and substance to such Person;

                      (x) any export licenses and certificate of deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay or material burden on the Owner Trustee, the Indenture Trustee or the Owner Participant, it being agreed that the Lessee shall be responsible for the cost thereof and (if not contrary to the Applicable Laws of such country) the Indenture Trustee (or, if the Indenture shall have been satisfied and discharged in accordance with its terms, the Owner Trustee) will be granted a deregistration power of attorney by the Lessee and the Permitted Sublessee;

                      (xi) there is no tort liability of the owner or lessor of an aircraft not in possession thereof under the laws of such jurisdiction more onerous than under the laws of the United States or any state thereof (it being agreed that, in the event such opinion cannot be given in a form satisfactory to the Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to the Owner Participant is provided to cover such risk);

                      (xii) unless Lessee shall have agreed to provide insurance reasonably satisfactory to the Owner Participant covering the risk of requisition of use of or title to the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee prior to such proposed reregistration has obtained such license or permit or such license or permit will be readily obtainable in the normal course without material delay or material burden on the Owner Participant) for the taking or requisition by such government of such use or title;

                      (xiii) the courts of such proposed country of registry will respect the choice of New York law to govern the Lease;

                      (xiv) such re-registration may not be affected until after the Recovery Period unless the Lessee prepays on a lump sum basis any liability due under the Tax Indemnity Agreement as a result of such re-registration;;

                      (xv) there exist no possessory rights in favor of the Lessee (or any Permitted Sublessee) under the laws of such Permitted Sublessee's country of domicile that would, upon bankruptcy or insolvency of or other default by the Lessee and assuming that at such time such Permitted Sublessee is not insolvent or bankrupt, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section

         17(a) of the Lease upon the exercise by Lessor of its remedies under
         Section 17(a) of the Lease;

                      (xvi) the Owner Participant, the Owner Trustee, and the Indenture Trustee shall have received opinions in scope, form and substance reasonably satisfactory to them, of counsel, expert in the laws of such country, to the effect set forth in clauses (iii), (iv) (with respect to the obligations of the Lessee under the Lease), (vii),
         (ix), (x), (xi), (xii), (xiii) and (xv) of this Section 4.02(b);

                      (xvii) such proposed change in registration is made in connection with a Sublease to a Permitted Air Carrier and such Permitted Sublessee is domiciled in such country; and

                      (xviii) Lessee shall deliver such request to Lessor and Owner Participant in writing at least 20 days in advance of the date of any such proposed change in registration.

Lessee agrees to pay on an After-Tax Basis all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) of the Owner Participant, the Owner Trustee, and the Indenture Trustee in connection with any re-registration pursuant to this Section.

                      (c) Information. The Lessee shall promptly furnish to the
                          -----------
Owner Trustee and the Owner Participant such information as may be required to enable the Owner Trustee and the Owner Participant timely to file any reports required to be filed by the Owner Trustee as the Lessor and the Owner Participant under the Lease with any governmental authority as a result of the Owner Trustee's ownership interest in the Aircraft.

                      (d) Corporate Existence. The Lessee shall at all times
                          -------------------
maintain its corporate existence, except as permitted by Section 4.02(e) hereof, and all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any corporate right, privilege or franchise that it determines is no longer necessary or desirable in the conduct of its business.

                      (e) Merger and Consolidation. The Lessee shall not, during
                          ------------------------
the Term, enter into any merger with or into or consolidation with, or sell, convey, transfer, lease or otherwise dispose of in one or a series of transactions all or substantially all of its assets as an entirety to any Person, unless (x) no Event of Default of the type described in Section 16(a),
(f), (g) or (h) of the Lease shall have occurred and be continuing, (y) no Event of Default shall arise as a result of such merger, consolidation, purchase, conveyance, transfer, lease or other disposition and (z) the surviving corporation or Person which acquires by purchase, conveyance, transfer or lease all or substantially all of the assets of the Lessee as an entirety (i) is a domestic corporation organized and existing under the laws of the United States or any State of the United States, (ii) is a Citizen of the United States, (iii) is a Section 1110 Person, so long as such status is a condition to the availability of protection for the Lessor and the Indenture Trustee under
Section 1110, (iv) the benefits of Section 1110 available to the Owner Trustee and the Indenture Trustee immediately prior to such transaction shall not be adversely affected as a result of such transaction, (v) if not the Lessee, executes a duly authorized, legal, valid, binding, and enforceable agreement, reasonably satisfactory in form and substance to Owner Trustee, Owner Participant and Indenture Trustee, containing an effective assumption of all of the Lessee's obligations hereunder and under the other Operative Agreements, and each other document contemplated hereby or thereby and delivers such instrument to the Indenture Trustee, the Owner Participant and the Owner Trustee, (vi) provides an opinion from counsel (which counsel may be the Lessee's General Counsel) delivered to the Owner Trustee, the Indenture Trustee and the Owner Participant, which opinion shall be reasonably satisfactory to the Owner Participant and the Indenture Trustee, and an officer's certificate (which may rely, as to legal matters, on such legal opinion), each stating that such merger, consolidation, conveyance, transfer, lease or other disposition and the instrument noted in clause (v) above comply with this Section 4.02(e), that such instrument has been duly authorized, executed and delivered and is a legal, valid and binding obligation of, and is enforceable against, such survivor or Person, and that all conditions precedent herein provided for relating to such transaction have been complied with, and (vii) such survivor or Person makes such filings and recordings with the FAA as may be required pursuant to part A of subtitle VII or Title 49, United States Code to evidence such merger or consolidation and such filings and recordings necessary in order to preserve and protect the rights of the Owner Trustee and the Indenture Trustee under the Indenture.

                  Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Lessee and the satisfaction of the conditions specified in this Section 4.02(e), the successor corporation formed by such consolidation or into which the Lessee is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under this Agreement and the Lease and each other Operative Agreement and any other document contemplated hereby and thereby to which the Lessee is a party with the same effect as if such successor corporation had been named as the Lessee herein and therein. No such consolidation or merger, or sale, conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety shall have the effect of releasing the Lessee or any successor corporation which shall theretofore have become the Lessee hereunder in the manner prescribed in this Section 4.02(e) from its liability hereunder or under the other Operative Agreements. Nothing contained herein shall permit any lease, sublease, or other arrangement for the use, operation or possession of the Aircraft except in compliance with the applicable provisions of the Lease.

                  (f) Change of Location. The Lessee agrees to give prompt
                      ------------------
written notice (but in any event within 30 days prior to the expiration of the period of time specified under Applicable Law to prevent lapse of perfection) to the Owner Participant, the Owner Trustee and the Indenture Trustee of any change in its jurisdiction of incorporation, the address of its chief executive office (as such term is used in Section 9-103(3) of the North Carolina Uniform Commercial Code) or of any change in its corporate name.

                  (g) Financial Statements. The Lessee agrees to furnish to the
                      --------------------
Owner Participant during the Term:

                      (i) within 60 days after the end of each of the first three fiscal quarters in each fiscal year of the Lessee, unaudited consolidated balance sheets of the Lessee and its subsidiaries (if any) as of the end of such quarter and related consolidated statements of income, shareholder's equity and cash flows of the Lessee and its subsidiaries (if any) for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, provided
                                                                       --------
         that so long as the Lessee is subject to the reporting provisions of the Securities Exchange Act of 1934, a copy of the Lessee's quarterly report on Form 10-Q will satisfy this requirement;

                      (ii) within 120 days after the end of each fiscal year of the Lessee, a copy of the annual report for such year for the Lessee or the affiliated group of which the Lessee is a member (on a consolidated basis, if applicable) and a balance sheet of the Lessee and its subsidiaries (if any) as of the end of such fiscal year and related statements of income, shareholder's equity and cash flows of the Lessee for such fiscal year, in comparative form with the preceding fiscal year, in each case certified by independent certified public accountants of national standing as having been prepared in accordance with generally accepted accounting principles in the United States, provided that so long as the Lessee is subject to the reporting
         --------
         provisions of the Securities Exchange Act of 1934, a copy of the Lessee's annual report on Form 10-K will satisfy this requirement;

                      (iii) within 120 days after the end of each fiscal year of the Lessee, an Officer's Certificate of the Lessee, to the effect that the signer is familiar with or has reviewed the relevant terms of the Lease and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Lessee during the preceding fiscal year and that such review has not disclosed the existence during such period, nor does the signer have knowledge of the existence as of the date of such certificate, of any condition or event which constituted or constitutes a Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Lessee has taken or is taking or proposes to take with respect thereof; and

                      (iv) from time to time, such other non-confidential financial information as the Lessor or the Owner Participant may reasonably request.

                    (h)      Notice of Sublease.  In the event that the Lessee
                             ------------------
subleases the Aircraft pursuant to Section 5(b)(x) of the Lease, it shall give notice of such sublease to each of (i) Moody's Investor Service, 99 Church Street, New York, New York 10007, Attention: Corporate Rating Division (facsimile no.: (212) 533-1607) and (ii) Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies Inc., 55 Water Street, 39th Floor, New York, New York 10041 (facsimile no.: (212) 438-2000).

                    (i)      Filing of Documents. Lessee, at its sole cost and
                             -------------------
expense, will cause the documents filed with the FAA pursuant to Section 3.01(l), the financing statements required pursuant to Section 3.01(m) and (n) and all continuation statements (and any amendments necessitated by any combination, consolidation or merger pursuant to Section 4.02(e), or any relocation of its chief executive office) in respect of such financing statements to be prepared and, subject only to the execution and delivery thereof by Owner Trustee and Indenture Trustee, as applicable, duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Transportation Code (with respect to such documents filed with the FAA) or the Uniform Commercial Code or similar law of any other applicable jurisdiction (with respect to such other documents).

                 (j)   Annual Foreign Opinion. If the Aircraft has been
                       ----------------------
registered in a country other than the United States pursuant to Section 4.02(b), Lessee will furnish to Owner Trustee, Indenture Trustee and each Participant annually after such registration is effected, an opinion of special counsel reasonably satisfactory to Owner Participant and Indenture Trustee stating that, in the opinion of such counsel, either that (i) such action has been taken with respect to the recording, filing, rerecording and refiling of the Operative Agreements and any supplements and amendments thereof as is necessary to establish, perfect and protect Owner Trustee's and Indenture Trustee's respective right, title and interest in and to the Aircraft and the Operative Agreements, reciting the details of such actions, or (ii) no such action is necessary to maintain the perfection of such right, title and interest.

                 (k)   Lessee's Agreement Regarding Debt. Neither the Lessee nor
                       ---------------------------------
any Person authorized to act on its behalf will acquire, or guaranty the payment of any amounts due in respect of, any Equipment Note or any Pass-Through Certificate; provided that the Lessee may, if such purchase would reduce or
             --------
eliminate any claim by the Owner Participant under Section 6.01(a)(x) or 7.01(a)(vii) purchase Pass-Through Certificates in an aggregate principal amount not exceeding an amount equal to 20% of the aggregate principal amount of Equipment Notes then outstanding.

         Section 4.03. Survival of Representations and Warranties. The
                       ------------------------------------------
representations and warranties of the Lessee provided in Section 4.01 and in any other Operative Agreement shall survive the delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Agreements.

                                  ARTICLE 5.
           OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 5.01. Representations, Warranties and Covenants of Owner
                       --------------------------------------------------
Participant.
-----------

                 (a)   Representations and Warranties. The Owner Participant
                       ------------------------------
represents and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Owner Participant represents and warrants as of such earlier date):

                        (i) it is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and it has full corporate power, authority and legal right to carry on its present business and operations, to own or lease its properties and to enter into and to carry out the transactions contemplated by this Agreement and the other Operative Agreements to which it is party;

                      (ii) the execution, delivery and performance by it of this Agreement and the other Operative Agreements to which it is party have been duly authorized by all necessary corporate action on its part;

                      (iii) neither the execution, delivery or performance by the Owner Participant of the Operative Agreements to which it is party, nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, any law, governmental rule or regulation applicable to the Owner Participant or the charter documents, as amended, or bylaws, as amended, of the Owner Participant or any order, writ, injunction or decree of any court or governmental authority against the Owner Participant or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder, except for any such conflict, breach or default which would not have a material adverse effect on the Owner Participant or its ability to perform its obligations under the Operative Agreements;

                      (iv) the Operative Agreements to which it is party have been duly executed and delivered by the Owner Participant and constitute the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or general equitable principles;

                      (v) there are no pending or, to the knowledge of the Owner Participant, threatened actions, suits, investigations or proceedings against the Owner Participant before any court, administrative agency or tribunal which are expected to materially adversely affect the ability of the Owner Participant to perform its obligations under this Agreement and the other Operative Agreements to which it is or is to be a party and the Owner Participant knows of no pending or threatened actions or proceedings before any court, administrative agency or tribunal involving it in connection with the transactions contemplated by the Operative Agreements;

                      (vi) neither the execution and delivery by it of this Agreement or the other Operative Agreements to which it is a party nor the performance of obligations hereunder or thereunder requires the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency that would be required to be obtained or taken by the Owner Participant except for filings contemplated by this Agreement; and

                      (vii) the funds to be used by the Owner Participant to acquire its interests under this Agreement do not constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan.

                      Notwithstanding the foregoing or anything else contained in this Agreement, the Owner Participant makes no representation or warranty in this Agreement with respect to laws, rules or regulations relating to aviation or to the nature or use of the equipment owned by the Owner Trustee, including, without limitation, the airworthiness, value, condition, workmanship, design, patent or trademark infringement, operation, merchantability or fitness for use of the Aircraft, other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable aviation law.

                 (b) Lessor's Liens. The Owner Participant represents, warrants
                     --------------
and covenants that on the Delivery Date there are no Lessor's Liens attributable to it (or an Affiliate thereof). The Owner Participant agrees with and for the benefit of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass-Through Trustee that the Owner Participant will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full, promptly after the same first becomes known to the Owner Participant, any Lessor's Lien attributable to the Owner Participant (or an Affiliate thereof), provided, however, that the Owner Participant shall not be required to discharge
--------  -------
or satisfy such Lessor's Lien which is being contested by the Owner Participant in good faith and by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft or the Lessor's Estate or the Indenture Estate or any interest in any thereof or otherwise materially adversely affect the validity or priority of the Lien of the Indenture.

                 (c) Assignment of Interests of Owner Participant. At any time
                     --------------------------------------------
after the Delivery Date and subject to satisfaction of the conditions set forth in this Section 5.01(c), the Owner Participant may assign, convey or otherwise transfer to a single Person all (but not less than all) of the Beneficial Interest, provided that (i) the Owner Participant gives the Lessee and the
          --------
Indenture Trustee at least 10 days' notice of such assignment, conveyance or other transfer, (ii) the Owner Participant and any Owner Participant Guarantor shall remain liable for all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which the Owner Participant is a party to the extent (but only to the extent) relating to the period on or before the date of such transfer, (iii) the transferee agrees by a written instrument substantially in the form attached hereto as Exhibit B-1 (or otherwise in form and substance reasonably satisfactory to Lessee and Indenture Trustee) to assume liability for, and undertake performance of, all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which such Owner Participant is a party relating to the period after the date of transfer, (iv) the transferee shall make a representation to the effect that the funds to be used by the transferee to acquire the Beneficial Interest do not constitute the assets of an ERISA Plan, (v) at or prior to the time of such transfer, the transferee shall furnish an opinion of counsel substantially in the form attached hereto as Exhibit B-3 (or otherwise in form and substance reasonably satisfactory to Lessee and Indenture Trustee) (which counsel may be in-house counsel) to the effect that such transferee and any guarantor of the payment and performance obligations of such transferee, as the case may be, shall have requisite power and authority and legal right to enter into and carry out the transactions contemplated hereby; and that such agreement and any guaranty of the transferee's obligations has been duly authorized, executed and delivered by the transferee or the guarantor of the payment and performance obligations of such transferee, as the case may be, and is a valid and binding agreement of the transferee or the guarantor of the payment and performance obligations of such transferee enforceable in accordance with its terms, subject to customary exceptions for such opinions and that the transfer does not violate the Applicable Law of the jurisdiction in which such counsel is located, and (vi) the Lessee shall have received an opinion from counsel selected by Owner Participant and reasonably acceptable to Lessee that no withholding tax will be imposed by the U.S. on Basic Rent or by any foreign jurisdiction on the interest on the Equipment Notes or the Pass-Through Certificates, in each case assuming that the Lessee and the Holders of the Equipment Notes and the Pass-Through Certificates are U.S. Persons. Any such transferee shall (a) be (i) a bank, savings institution, finance company, leasing company or trust company, national banking association acting for its own account or in a fiduciary capacity as trustee or agent under any pension, retirement, profit sharing or similar trust or fund, insurance company, financial institution, fraternal benefit society or a corporation acting for its own account having a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $50,000,000, (ii) a subsidiary of any Person described in clause (i) where such Person provides (A) support for the obligations assumed by such transferee subsidiary reasonably satisfactory to the Lessee, the Owner Trustee and the Indenture Trustee or (B) a guaranty of such transferee subsidiary's obligations substantially in the form attached hereto as Exhibit B-2 (or otherwise in form and substance reasonably satisfactory to Lessee, Owner Trustee and Indenture Trustee, it being acknowledged that by acceptance of the Owner Participant Guaranty on the Delivery Date, the Lessee is not acknowledging that the form of such Owner Participant Guaranty is acceptable if delivered by any party other than the original Owner Participant Guarantor who executed and delivered such Owner Participant Guaranty on the Delivery Date), or (iii) an Affiliate of the transferring Owner Participant, so long as such Affiliate has a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $50,000,000 (unless the Owner Participant remains liable for the obligations of such Affiliate under the Operative Agreements, in which case there shall be such net worth requirement), (b) be legally capable of binding itself to the obligations of the Owner Participant and (c) provide representations and warranties substantially similar to those contained in
Section 5.01(a); provided that, without the prior written consent of the Lessee,
                 --------
such transferee shall not be an airline or other aircraft operator or competitor of the Lessee in the business of air transportation or an Affiliate of any thereof unless such Affiliate is (i) General Electric Company, International Lease Finance Corporation, GPA, GATX Corporation or Bouillon Aviation, (ii) any wholly-owned subsidiary of an entity listed in the foregoing clause (i) that is
(X) a special purpose corporation limited to holding Owner Participant's interest in the transactions or (Y) primarily engaged in the business of owning and leasing assets to third-party lessees and which is not engaged in the business of an airline, other commercial aircraft operation or freight forwarder or (iii) an entity from which Lessee has leased an aircraft directly (or through a trust) and not as a result of the transfer to such entity of any aircraft subject to an existing lease with Lessee; provided that Lessee's consent shall
                                          --------
not be required if an Event of Default shall have occurred and be continuing at the time of such transfer; and provided further that neither such
                               -------- -------
transferee nor any Affiliate thereof shall (x) be a party to any material litigation or arbitration (whether as plaintiff or defendant) with the Lessee or any Affiliate of the Lessee or (y) be attempting a hostile takeover of the Lessee or any Affiliate of the Lessee. A transferee hereunder shall be a Citizen of the United States or has established a voting trust, voting powers or other arrangement reasonably satisfactory to the Indenture Trustee, the Owner Trustee, and the Lessee to permit the Owner Trustee to be the registered owner of the Aircraft under the Transportation Code, without in any way restricting the Lessee's use and operation of the Aircraft. The Owner Trustee shall not be on notice of or otherwise bound by any such assignment, conveyance or transfer unless and until it shall have received an executed counterpart of the instrument of such assignment, conveyance or transfer. Upon any such disposition by the Owner Participant to a transferee in accordance with the provisions of this Section 5.01(c), the transferee shall be deemed the "Owner Participant" for all purposes of the Operative Agreements, and shall be deemed to have acquired the same interest in the Lessor's Estate as theretofore held by its transferor; and each reference therein to the "Owner Participant" shall thereafter be deemed a reference to such transferee and the transferring Owner Participant shall be released from all of its obligations under the Operative Agreements to the extent such obligations are assumed by such transferee. All reasonable fees and expenses incurred by Lessee, Owner Participant, Indenture Trustee, any Holder or Owner Trustee in connection with any transfer by the Owner Participant permitted by this Section 5.01(c) will be reimbursed by the Owner Participant, unless an Event of Default has occurred and is continuing, in which case any fees and expenses incurred by Lessee shall not be so reimbursed; provided, however, that
                                                        --------  -------
in each case bills shall be submitted to the Owner Participant prior to payment. Each of the parties hereto agree, to the extent so requested by the Owner Participant, to use reasonable efforts to cooperate with the Owner Participant in effecting any assignment, conveyance or other transfer permitted pursuant to this Section 5.01(c), including providing its written consent and acknowledgement to any such assignment, conveyance or other transfer and, in the case of the Lessee, providing new insurance certificates that reflect the interest of the transferee. After the expiration or termination of the Term of the Lease, the Owner Participant may freely assign, convey or otherwise transfer all or any part of the Beneficial Interest without compliance with this Section 5.01(c), provided that no such transfer shall release the Owner Participant from its obligations under the Operative Agreements accrued prior to the end of the Term.

                 (d) Actions with Respect to Lessor's Estate, Etc. The Owner
                     --------------------------------------------
Participant agrees that it will not take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

                 (e) Citizenship. The Owner Participant agrees, solely for the
                     -----------
benefit of the Lessee, the Pass-Through Trustee, the Indenture Trustee and the Owner Trustee, that if at any time on or after the Delivery Date when the Aircraft is registered or the Lessee proposes to register the Aircraft in the United States (i) either the Owner Participant shall cease to be, or an event which has been publicly disclosed has occurred of which the Owner Participant has knowledge and which will cause the Owner Participant to cease to be, a Citizen of the United States, and (ii) the Aircraft shall or would therefore become ineligible for registration in the name of the Owner Trustee under the

Transportation Code and regulations then applicable thereunder (such eligibility to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used), then the Owner Participant shall give notice thereof to the Lessee, the Owner Trustee, the Pass-Through Trustee and the Indenture Trustee and shall (at its own expense and without any reimbursement or indemnification from the Lessee) immediately (and in any event within a period of 20 days) promptly (x) effect a voting trust or other similar arrangement, (y) transfer in accordance with the terms of this Agreement and the Trust Agreement all its rights, title and interest in and to such Trust Agreement, the Lessor's Estate, this Agreement and the other Operative Agreements to which the Owner Participant is a party, or (z) take any other alternative action that would prevent any deregistration, or maintain or permit the United States registration, of the Aircraft (determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used). Each party hereto agrees, upon the request and at the sole expense of the Owner Participant, to cooperate with the Owner Participant in complying with its obligations under the provisions of the first sentence of this Section 5.01(e), but without any obligation on the part of such other party to take any action believed by it in good faith to be unreasonably burdensome to such party or materially adverse to its business interests.

         Section  5.02. Citizenship.
                        -----------

                 (a)    Generally. The Owner Trustee, in its individual
                        ---------
capacity, represents and warrants that it is and on the Delivery Date will be a Citizen of the United States. If the Owner Trustee in its individual capacity does not comply with the requirements of this Section 5.02, the Owner Trustee and the Indenture Trustee hereby agree that no Default shall be deemed to exist due to non-compliance by the Lessee with the registration requirements in the Lease or in Section 4.02(b) hereof occasioned solely by such noncompliance of the Owner Trustee.

                 (b)    Owner Trustee. The Owner Trustee, in its individual
                        -------------
capacity, covenants that if at any time on or after the Delivery Date any of its Responsible Officers shall have actual knowledge that it has ceased to be a Citizen of the United States, it will resign immediately as the Owner Trustee if such citizenship is necessary for registration of the Aircraft in the Owner Trustee's name under the Transportation Code as in effect at such time (such necessity to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used) or, if it is not necessary for such registration, if the Owner Trustee is informed in writing by the Lessee, the Indenture Trustee or the Owner Participant that such lack of United States citizenship would have any adverse effect on the Lessee, the Indenture Trustee, the Holders or the Owner Participant. The Owner Trustee, in its individual capacity, further covenants that if at any time it appears reasonably probable that it will cease to be a Citizen of the United States based on information that is (i) known to a Responsible Officer of the Owner Trustee or (ii) generally known to the public, it will promptly so notify, to the extent permitted by law, all parties to this Agreement.

         Section  5.03.    Representations, Warranties and Covenants of Trust
                           ---------------------------------------------------
Company and the Owner Trustee.
-----------------------------

                 (a)  Representations and Warranties. In addition to and without
                      ------------------------------
limiting its other representations and warranties provided for in this Article 5, Trust Company represents and warrants, in its individual capacity with respect to items (i), (ii), (iii)(A), (iv), (v), (vi), (vii), (viii), (ix) and
(x) below, and as the Owner Trustee with respect to items (iii)(B) and (iv), on the Delivery Date that:

                      (i) it is a national banking association duly organized and validly existing in good standing under the laws of the United States with its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in Delaware at the address set forth in Section 12.01(b), and has full corporate power and authority, in its individual capacity or (assuming the Trust Agreement has been duly authorized, executed and delivered by the Owner Participant) as the Owner Trustee, as the case may be, to carry on its business as now conducted, and to execute, deliver and perform this Agreement and the Operative Agreements to which it is or is to be a party;

                      (ii) the execution, delivery and performance by Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, of this Agreement and the Operative Agreements to which it is or is to be party have been duly authorized by all necessary corporate action on its part, and do not contravene its articles of association or by-laws; each of this Agreement and the other Operative Agreements to which it is or is to be a party has been duly authorized, and has been duly executed and delivered by Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, and neither the execution and delivery thereof nor Trust Company performance of or compliance with any of the terms and provisions thereof will violate any federal or Delaware law or regulation governing Trust Company's banking or trust powers,

                      (iii) (A) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by Trust Company in its individual capacity, constitute the legal, valid and binding obligation of Trust Company in its individual capacity enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by Trust Company in its individual capacity of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on Trust Company in its individual capacity;

                             (B) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by the Owner

         Trustee in its trust capacity, constitute the legal, valid and binding obligation of the Owner Trustee enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or general equitable principles, and the performance by the Owner Trustee of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on the Owner Trustee;

                      (iv) there are no pending or, to its knowledge, threatened actions or proceedings against Trust Company before any court or administrative agency which would materially adversely affect the ability of Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, to perform its obligations under the Operative Agreements to which it is or is to be party;

                      (v) its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) is One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, and it shall give the Lessee, the Indenture Trustee and the Owner Participant at least 30 days' prior written notice in the event of any change in its chief executive office or name;

                      (vi) neither the execution and delivery by it, either in its individual capacity or as the Owner Trustee, as the case may be, of any of the Operative Agreements to which it is or is to be a party, requires on the part of Trust Company in its individual capacity or any of its Affiliates the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any federal or Delaware governmental authority or agency governing its banking or trust powers;

                      (vii) the Owner Trustee holds whatever title to the Aircraft as was conveyed to it by the Seller and the Aircraft is free of Lessor's Liens attributable to Trust Company in its individual capacity;

                      (viii) Trust Company is a Citizen of the United States;

                      (ix) Trust Company has made a filing with the New York State Banking Department under Section 131.3 of the New York State Banking Law with respect to the trust formed by the Trust Agreement; and

                      (x) there are no Expenses or Taxes that may be imposed on or asserted against the Trust, the Trust Estate or any part thereof or any interest therein, the Indenture Estate, Lessee, Owner Participant, any Pass-Through Trustee, Subordination Agent, Owner Trustee or Indenture Trustee (except, as to Owner Trustee, Taxes imposed on the fees payable to Owner Trustee) under the laws of the State of Delaware in connection with the execution, delivery or performance of any Operative Agreement by Owner Trustee or in connection with the issuance of the Equipment Notes, which Expenses or Taxes would not have been imposed if Owner Trustee had not (x) had its principal place of business in, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in or
         (z) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in, the State of Delaware.

                 (b) Lessor's Liens. Trust Company, in its individual capacity,
                     --------------
further represents, warrants and covenants that there are no Lessor's Liens attributable to it in its individual capacity on the Delivery Date. The Owner Trustee, in its trust capacity, and at the cost and expense of the Lessee, covenants that it will in its trust capacity promptly, and in any event within 30 days after the same shall first become known to it, take such action as may be necessary to discharge duly any Lessor's Liens attributable to it in its trust capacity. Trust Company, in its individual capacity, covenants and agrees that it will at its own expense take such action as may be necessary to duly discharge and satisfy in full, promptly, and in any event within 30 days after the same shall first become known to it, any Lessor's Liens attributable to it in its individual capacity which may arise at any time after the date of this Agreement.

                 (c) Indemnity for Lessor's Liens. Trust Company, in its
                     ----------------------------
individual capacity, agrees to indemnify and hold harmless the Lessee, the Indenture Trustee, the Owner Participant and the Pass-Through Trustee and the Owner Trustee from and against any loss, cost, expense or damage which may be suffered by the Lessee, the Indenture Trustee, the Owner Participant, the Pass-Through Trustee or the Owner Trustee as a result of the failure of Trust Company to discharge and satisfy any Lessor's Liens attributable to it in its individual capacity, as described in Section 5.03(b).

                 (d) Securities Act. None of Trust Company, the Owner Trustee or
                     --------------
any Person authorized by either of them to act on its behalf has directly or indirectly offered or sold or will directly or indirectly offer or sell any interest in the Lessor's Estate, or in any similar security relating to the Lessor's Estate, or in any security the offering of which for purposes of the Securities Act of 1933, as amended, would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person.

                 (e) Actions With Respect to Lessor's Estate, Etc. Neither Trust
                     --------------------------------------------
Company, in its individual capacity, nor the Owner Trustee will take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

                 (f) Other Business.  Owner Trustee will not enter into any
                     --------------
business or other activity except as contemplated by the Operative Agreements.

                 (g) Performance of Agreements.  Owner Trustee shall perform
                     -------------------------
its obligations under the Operative Agreements to which it is a party in accordance with the terms thereof.

         Section  5.04. Representations, Warranties and Covenants of the
                        ------------------------------------------------
Indenture Trustee.
------------------

                 (a)    Representations and Warranties.  The Indenture Trustee
                        ------------------------------
in its individual capacity represents on the Delivery Date as follows:

                      (i) it is a state-chartered commercial bank duly organized and validly existing in good standing under the laws of the State of Maryland and has the corporate power and authority to enter into and perform its obligations under the Indenture, this Agreement and the other Operative Agreements to which it is a party and to authenticate the Equipment Notes to be delivered on the Delivery Date;

                      (ii) the Indenture and this Agreement and the other Operative Agreements to which it is or is to be a party, and the authentication of the Equipment Notes, have been duly authorized by all necessary corporate action on its part, and neither the execution and delivery thereof nor its performance of any of the terms and provisions thereof will violate any federal or Maryland law or regulation relating to its banking or trust powers or contravene or result in any breach of, or constitute any default under, its articles of incorporation or by-laws;

                      (iii) each of the Indenture and this Agreement, and the other Operative Agreements to which it is a party, has been duly executed and delivered by it and, assuming that each such agreement is the legal, valid and binding obligation of each other party thereto, is (or will be, as the case may be), the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law);

                      (iv) neither the execution and delivery by it of the Indenture and this Agreement and the other Operative Agreements to which it is or is to be a party, nor the performance by it of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Maryland governmental authority or agency governing its banking and trust powers;

                      (v) it has made a filing with the New York State Banking Department under Section 131.3 of the New York Banking Law in respect of the performance of its duties relating to the Indenture Estate; and

                      (vi) there are no pending or, to the knowledge of the Indenture Trustee, threatened actions or proceedings against the Indenture Trustee before any court, administrative agency or tribunal which, if determined adversely to the Indenture Trustee, would materially adversely affect the ability of the Indenture Trustee to perform its obligations under any of the Operative Agreements to which it is a party.

                 (b) Indenture Trustee's Liens. The Indenture Trustee, in its
                     -------------------------
individual capacity, represents, warrants and covenants that there are no Indenture Trustee's Liens on the Delivery Date. The Indenture Trustee, in its individual capacity, covenants and agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Indenture Trustee's Lien and that it will at its own expense take such action as may be necessary to duly discharge and satisfy in full, promptly, and in any event within 30 days, after the same shall first become known to it, any Indenture Trustee's Liens.

                 (c) Indemnity for Indenture Trustee's Liens. The Indenture
                     ---------------------------------------
Trustee, in its individual capacity, agrees to indemnify and hold harmless the Lessee, the Owner Participant, the Owner Trustee and the Pass-Through Trustee from and against any actual out-of-pocket loss, cost, expense or damage (including but not limited to any reduction in the amount payable out of the Trust Estate or the Indenture Estate and any interference with the possession, operation or other use of all or any part of the Aircraft) which may be suffered by the Lessee, the Indenture Trustee, the Owner Participant, the Owner Trustee or the Pass-Through Trustee as a result of the failure of the Indenture Trustee to discharge and satisfy any Indenture Trustee's Liens attributable to it in its individual capacity, as described in Section 5.04(b) hereof.

         Section 5.05. Indenture Trustee's Notice of Default. The Indenture
                       -------------------------------------
Trustee agrees to give the Lessee and the Owner Participant notice of any Default or Event of Default promptly upon a Responsible Officer of the Indenture Trustee having actual knowledge thereof.

         Section 5.06. Releases from Indenture. The Indenture Trustee covenants
                       -----------------------
and agrees, for the benefit of the Lessee and the Owner Participant, to execute and deliver the instruments of release from the Lien of the Indenture which it is required to execute and deliver in accordance with the provisions of Article XIV of the Indenture, and the Owner Participant agrees, for the benefit of the Lessee, to cause the Owner Trustee to request the Indenture Trustee to execute and deliver such instruments of release upon written notice from the Lessee to make such request.

         Section 5.07. The Lessee's Right of Quiet Enjoyment. Notwithstanding
                       -------------------------------------
any other provision of any of the Operative Agreements, each other party to this Agreement agrees, severally and as to its own actions only, that it will not, so long as no Event of Default shall have occurred and be continuing, take or cause to be taken any action contrary to the Lessee's rights under the Lease, including, without limitation, its rights to possession, use and quiet enjoyment of the Aircraft during the Term, provided that nothing contained herein shall
                                 --------
affect any of the rights of the Owner Participant, the Owner Trustee or the Indenture Trustee expressly granted to such Person under any Operative Agreement.

         Section 5.08.   Pass-Through Trustee's Representations and Warranties.
                         -----------------------------------------------------
The Pass-Through Trustee, in its individual capacity (except with respect to clause (iii) below), represents and warrants as of the Delivery Date that:

                      (i) it is a state-chartered commercial bank duly organized and validly existing in good standing under the laws of the State of Maryland and has full corporate power and authority to enter into and perform its obligations under the Pass-Through Trust Agreements, the Intercreditor Agreement and this Agreement and to execute and authenticate the Pass- Through Certificates to be delivered on the Pass-Through Closing Date;

                      (ii) the execution, delivery and performance of this Agreement, and the Pass-Through Trust Agreement and the performance of its obligations hereunder and thereunder have been fully authorized by all necessary corporate action on its part, and neither the execution and delivery thereof nor its performance of any of the terms and provisions thereof will violate any federal or Maryland law or regulation relating to its banking or trust powers or contravene or result in any breach of, or constitute any default under its articles of incorporation, or bylaws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or its properties may be bound or affected;

                      (iii) each of this Agreement and the Pass-Through Trust Agreement has been duly executed and delivered by it (in its individual and trust capacities) and, assuming that each such agreement is the legal, valid and binding obligation of each other party thereto, is or will be, as the case may be, the legal, valid and binding obligation of the Pass-Through Trustee (in its individual and trust capacities), enforceable in accordance with its respective terms except as limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights generally (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                      (iv) there are no Taxes payable by the Pass-Through Trustee imposed by the State of Maryland or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass-Through Trustee of this Agreement, any of the Pass-Through Trust Agreements (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass-Through Trustee for services rendered in connection with the transactions contemplated by the Pass-Through Trust Agreements), and there are no Taxes payable by the Pass-Through Trustee imposed by the State of Maryland or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass-Through Trustee of any of the Equipment Notes other than franchise or other taxes based on or measured by any fees or compensation received by the Pass-Through Trustee for services rendered in connection with the transactions contemplated by the Pass-Through Trust Agreements and, assuming that the trusts created by the Pass-Through Trust Agreements will not be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes, and assuming that the assets of the trusts will be treated as held for investment purposes as provided in each Pass-Through Trust Agreement, such trusts will not be subject to any taxes (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business tax), fee or other governmental charge under the laws of the State of Maryland or any political subdivision thereof.

         Section 5.09. Survival of Representations, Warranties and Covenants.
                       -----------------------------------------------------
Representations, warranties and covenants of the Owner Participant, the Owner Trustee (in its individual or trust capacity), the Pass-Through Trustee (in its individual or trust capacity), the Indenture Trustee (in its individual or trust capacity) and the Subordination Agent (in its individual or trust capacity) provided for in this Article 5, and their respective obligations under any and all of them, shall survive the delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Agreements.

         Section 5.10. Lessee's Assumption of the Equipment Notes.
                       ------------------------------------------

                 (a) Subject to compliance by the Lessee with all of its obligations under the Operative Agreements, each of the Owner Participant, the Owner Trustee, the Indenture Trustee, the Pass-Through Trustee and the Lessee covenants and agrees that if the Lessee elects to purchase the Aircraft on the EBO Date pursuant to Section 13(b) of the Lease, if no Event of Default shall exist, then, upon compliance with the applicable provisions of the Operative Agreements, the Owner Trustee will transfer to the Lessee, without recourse or warranty (except as to the absence of Lessor's Liens attributable to the Owner Trustee) but subject to the Lien of the Indenture, all of the Owner Trustee's right, title and interest in and to the Aircraft, and if the Lessee, in connection with such purchase, elects to assume the obligations of the Owner Trustee to the Indenture Trustee and the Holders under the Indenture, the Equipment Notes, and hereunder, the Lessee shall so notify the Indenture Trustee (such notice to be given at least 30 and not more than 60 days prior to the effective date of such assumption), and each of the parties shall execute and deliver appropriate documentation permitting the Lessee to assume such obligations on the basis of full recourse to the Lessee, maintaining for the benefit of the Holders the security interest in the Aircraft created by the Indenture, and upon compliance with the provisions of this Section 5.10 releasing the Owner Participant and the Owner Trustee from all obligations in respect of the Equipment Notes, the Indenture, this Agreement, and the other Operative Agreements, except any obligations relating to the period prior to such assumption and take all such other actions, at the Lessee's expense, as are reasonably necessary to permit such assumption by the Lessee.

                 (b)   In connection with such assumption:

                   (i) the Lessee shall execute and deliver an instrument (A) pursuant to which the Lessee irrevocably and unconditionally assumes and undertakes, with full recourse to the Lessee, to pay, satisfy, and discharge when and as due (at the stated maturity thereof, by acceleration or otherwise) the principal of, Make-Whole Premium, if any, interest, and all other sums owing on all Outstanding Equipment Notes (or on the Lessee's substituted obligations) in accordance with their terms, and punctually to perform and observe all of the covenants and obligations hereunder and under the Indenture and the Equipment Notes (as the same may be amended in connection with such assumption) to be performed or observed by the Owner Trustee, and (B) which contains amendments to the Indenture, in form and substance as reasonably satisfactory to the Indenture Trustee, that incorporate therein such provisions from the Lease and this Agreement as may be appropriate, including, without limitation, events of default substantially identical in scope and effect to those set forth in the Lease and covenants substantially identical to the covenants of the Lessee hereunder and under the Lease;

                      (ii)   the instrument referred to in paragraph (i) of this
         Section 5.10(b), any Uniform Commercial Code financing statements relating thereto, and any other documents which shall be necessary (or reasonably requested by the Indenture Trustee) to establish the Lessee's title to and interest in the Aircraft or to reflect the substitution of the Lessee for the Owner Trustee under the Operative Agreements or to continue the perfection of the security interests in the Aircraft and the other rights, property, and interests included in the Indenture Estate for the benefit of the Holders shall be filed in such form, manner, and places as are necessary or, in the reasonable opinion of the Indenture Trustee, advisable for such purpose;

                      (iii) the Indenture Trustee shall have received an insurance report dated the effective date of such assumption of an independent insurance broker and certificates of insurance, each in form and substance satisfactory to the Indenture Trustee, as to the due compliance as of the effective date of such assumption with the terms of Section 9 of the Lease (as it relates to the Indenture Trustee) relating to the insurance with respect to the Aircraft (provided that
                                                                 --------
         the required amount of all-risk hull insurance, subject to the self insurance rights of the Lessee, shall be in an amount at least equal to the aggregate outstanding amount of the Equipment Notes plus six months interest);

                      (iv) the Indenture Trustee shall have received a certificate from the Lessee that no Specified Default exists as of the effective date of such assumption;

                      (v) the Indenture Trustee shall have received (A) from counsel for the Lessee (who may be the Lessee's General Counsel) a legal opinion, in form and substance as reasonably satisfactory to the Indenture Trustee: (w) with respect to the compliance of the assumption contemplated hereby with the terms hereof, (x) with respect to the due authorization, execution, delivery, validity, and enforceability of the instrument referred to in paragraph (i) of this Section 5.10(b), (y) with respect to the continued perfection of the security interest in the Aircraft for the benefit of the Holders, and (z) with respect to the continued availability of the benefits of Section 1110 to the Indenture Trustee for the benefit of the Holders with respect to the Aircraft after giving effect to such assumption (but only to the extent such benefits would have been available to the Holders prior to such assumption assuming compliance with the Operative Agreements by the parties thereto), (B) from counsel to the Indenture Trustee and Lessee's special aviation counsel, a legal opinion comparable to the respective opinions delivered on the Delivery Date, as the case may be, with such changes therein as may be appropriate in light of such assumption, and (C) in the case of each opinion described in clause (A) or (B) above, covering such additional matters as the Indenture Trustee shall reasonably request; and

                      (vi) the Lessee shall (i) obtain a written confirmation from each Rating Agency that such assumption will not result in a withdrawal, suspension or downgrading of the ratings of any class of Pass-Through Certificates, (ii) provides the Indenture Trustee with an opinion of counsel (both counsel and opinion reasonably satisfactory to the Indenture Trustee) that the Pass-Through Trusts will not be subject to U.S. federal income tax as a result of such assumption and (iii) furnishes to the Indenture Trustee either (A) an opinion of counsel (both counsel and opinion reasonably satisfactory to the Indenture Trustee) that the holders of the Pass-Through Certificates will not recognize gain or loss for U.S. federal income tax purposes and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same time as would have been the case if such assumption had not occurred or (B) both an opinion of counsel (both counsel and opinion reasonably satisfactory to the Indenture Trustee) that the holders of the Pass-Through Certificates should not recognize gain or loss for U.S. federal income tax purposes in connection with such assumption and should be subject to U.S. federal income tax on the same amount and in the same manner and at the same time as would have been the case if such assumption had not occurred and an indemnity in favor of the holders of the Pass-Through Certificates in form and substance reasonably satisfactory to the Indenture Trustee.

               (c) The Lessee shall pay all reasonable expenses (including reasonable fees and expenses of counsel) of the Indenture Trustee, the Owner Trustee, the Pass-Through Trustee, each Liquidity Provider and the Owner Participant in connection with such assumption.

         Section 5.11.    Compliance with Trust Agreement, Etc. Each of the
                          ------------------------------------
Owner Participant, Trust Company, and the Owner Trustee agrees with the Lessee, the Indenture Trustee, the Liquidity Providers and the Pass-Through Trustee that so long as the Lien of the Indenture shall be in effect it will (i) comply with all of the terms of the Trust Agreement applicable to it in its respective capacity, the noncompliance with which would materially adversely affect any such party and (ii) not take any action, or cause any action to be taken, to amend, modify or supplement any other provision of the Trust Agreement in a manner that would materially adversely affect any such party without the prior written consent of such party. The Owner Trustee confirms for the benefit of the Lessee, the Indenture Trustee, the Liquidity Providers and the Pass-Through Trustee that it will comply with the provisions of Article 2 of the Trust Agreement. Notwithstanding anything else to the contrary in the Trust Agreement, so long as the Lease remains in effect, the Owner Participant agrees not to terminate or revoke the trust created by the Trust Agreement without the consent of the Lessee. If and so long as the Indenture shall not have been discharged the consent of the Indenture Trustee shall also be required prior to any termination or revocation of such trust and in addition, the Owner Trustee will, at the Lessee's expense, promptly and duly execute and deliver to the Indenture Trustee such documents and assurances including, without limitation, conveyances, financing statements and continuation statements with respect to financing statements and take such further action as the Indenture Trustee may from time to time reasonably request in order to protect the rights and remedies created or intended to be created in favor of the Indenture Trustee under the Indenture and to create for the benefit of the Holders a valid first priority Lien with respect to, and a first and prior perfected security interest in, the Indenture Estate.

         Section 5.12.    Subordination Agent's Representations, Warranties and
                          -----------------------------------------------------
Covenants.
----------

                 (a)      Representations and Warranties.  The Subordination
                          ------------------------------
Agent represents and warrants as of the Delivery Date, that:

                    (i) it is a state-chartered commercial bank duly organized and validly existing in good standing under the laws of the State of Maryland and has the corporate power and authority to enter into and perform its obligations under this Agreement, the Liquidity Facilities and the Intercreditor Agreement;

                    (ii) the execution, delivery and performance of this Agreement, each of the Liquidity Facilities and the Intercreditor Agreement and the performance of its obligations hereunder and thereunder have been fully authorized by all necessary, corporate action on its part, and, neither the execution and delivery thereof nor its performance of any of the terms and provisions thereof will violate any federal or Maryland law or regulation relating to its banking or trust powers or contravene or result in any breach of, or constitute any default under its articles of incorporation, or bylaws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or its properties may be bound or affected;

                    (iii) each of this Agreement, the Liquidity Facilities and the Intercreditor Agreement has been duly executed and delivered by it and, assuming that each such agreement is the legal, valid and binding obligation of each other party thereto, is or will be, as the case may be, the legal, valid and binding obligation of the Subordination Agent, enforceable in accordance with its respective terms except as limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights generally (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                    (iv) there are no Taxes payable by the Subordination Agent imposed by the State of Maryland or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement, any of the Liquidity Facilities or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the State of Maryland or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities);

                      (v) to the best of the Subordination Agent's knowledge, there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement, the Intercreditor Agreement or any Liquidity Facility;

                      (vi) the Subordination Agent has not directly or indirectly offered any Equipment Note for sale to any Person or solicited any offer to acquire any Equipment Notes from any Person, nor has the Subordination Agent authorized anyone to act on its behalf to offer directly or indirectly any Equipment Note for sale to any Person, or to solicit any offer to acquire any Equipment Note from any Person; and the Subordination Agent is not in default under any Liquidity Facility; and

                      (vii) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Placement Agent or the Lessee.

                  (b)        Covenants.
                             ---------

                      (i) The Subordination Agent agrees not to amend any Liquidity Facility or the Intercreditor Agreement without the consent of the Lessee.

                      (ii) At any time when directed by the Lessee, the Subordination Agent shall replace any Liquidity Provider pursuant to
         Section 3.6(e) of the Intercreditor Agreement. Except as otherwise expressly provided in the Intercreditor Agreement, the Subordination Agent shall not in any other instance replace any Liquidity Provider in respect of any Liquidity Facility.

                      (iii)  [Reserved].

         Section 5.13.       Amendments to the Indenture.
                             ---------------------------

                 Each of the Owner Trustee and the Indenture Trustee agrees that it will not during the Term enter into any amendment or supplement to the Indenture without the prior consent of the Lessee, if such amendment or supplement would have the effect of limiting any right or of increasing any obligation or liability of the Lessee under the terms of the Lease or any other Operative Agreement.

                                  ARTICLE 6.
                                    TAXES

         Section  6.01.   Lessee's Obligation to Pay Taxes.
                          --------------------------------

                 (a)      Generally. The Lessee agrees promptly to pay when due,
                          ---------
and to indemnify on an After Tax Basis and hold each Tax Indemnitee harmless from all license, recording, documentary, registration and other fees and all taxes (including, without limitation, income, gross receipts, sales, rental, use, value added, property (tangible and intangible), ad valorem, excise and stamp taxes), fees, levies, imposts, recording duties, duties, charges, assessments or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax or interest thereon (individually, a "Tax," and collectively called "Taxes"), however imposed or asserted (whether imposed upon any Tax Indemnitee, the Lessee, all or any part of the Aircraft, Airframe, any Engine or any Part or the Lessor's Estate, the Indenture Estate, Rent, the Equipment Notes, the Pass-Through Trusts, the Pass-Through Certificates, or otherwise upon or with respect to any Operative Agreement or any transactions contemplated thereunder or any payments thereunder or otherwise in connection therewith), by any Federal, state or local government or taxing authority in the United States, or by any government or taxing authority of a foreign country or of any political subdivision or taxing authority thereof or by a territory or possession of the United States or an international taxing authority, in any such case as relating to or measured by:

                      (i) the construction, mortgaging, financing, refinancing, purchase, charter, rental, assignment, presence, overhaul, control, acceptance, rejection, delivery, nondelivery, transport, location, ownership, registration, reregistration, deregistration, insuring, assembly, possession, repossession, operation, use, non-use, condition, maintenance, repair, improvement, conversion, sale, return, abandonment, preparation, installation, storage, redelivery, replacement, manufacture, leasing, subleasing, sub-subleasing, modification, alteration, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of, or the imposition of any Lien (or the incurrence of any liability to refund or pay over any amount as a result of any Lien) on, the Aircraft, the Airframe, any Engine or any Part or any interest therein;

                      (ii)   amounts payable under the Operative Agreements;

                      (iii) the Aircraft, or the income or other proceeds (w) received with respect to the Aircraft attributable to the transactions contemplated by the Operative Agreements, (x) held by the Owner Trustee under the Trust Agreement or after an Event of Default under the Lease,
         (y) held by the Indenture Trustee under the Indenture or (z) held by the Pass-Through Trustee under the Pass-Through Trust Agreement;

                      (iv) with respect to any Operative Agreement, any interest therein or by reason of the transactions described in or contemplated by the Operative Agreements;

                      (v) the principal or interest or other amounts payable with respect to the Equipment Notes;

                      (vi) the Pass-Through Certificates or the Equipment Notes or the issuance, sale, acquisition, reoptimization, or refinancing thereof or the beneficial interests in the Trust Estate or the Indenture Estate or the creation thereof under the Trust Agreement or the Indenture, or the security interest created or perfected thereby or by any filing thereof;

                      (vii)  any assumption by the Lessee pursuant to Section
         5.10 of this Agreement;

                      (viii) the Aircraft, the Airframe, any Engine or any Part;

                      (ix)   the rentals (including Basic Rent and Supplemental
         Rent), receipts, earnings, principal, interest, fees, proceeds and any other income or amounts payable, whether actual or deemed, arising upon, under or in connection with any of the Operative Agreements;

                      (x) in the case of the Owner Participant, any "prohibited transaction," within the meaning of Section 406 of ERISA or
         Section 4975(c)(1) of the Code, arising out of or in connection with the acquisition or holding of the Owner Participant's interest in the Trust Estate.

                    (b)      Exceptions. The indemnity provided for in Section
                             ----------
6.01(a) shall not extend to any of the following:

                      (i) With respect to a Tax Indemnitee, Taxes, whether imposed by withholding or otherwise, based upon, measured by or with respect to the net or gross income, items of tax preference or minimum tax or excess profits, alternative minimum taxes, receipts, capital, franchise, net worth (whether, denominated income, excise, capital stock, or doing business taxes) or other similarly-based taxes (other than taxes that are in the nature of license, sales, use, value-added, transfer, rental, ad valorem, stamp, property, or similar taxes) ("Income Taxes"), provided, however, that this clause shall not exclude
                           --------  -------
         from the indemnity described in Section 6.01(a) above any such Income Taxes imposed on the Owner Participant or the Owner Trustee by any jurisdiction (other than the United States or any state or local taxing authority in any state in the United States) as a result of (I) the operation, registration, location, presence, or use of the Aircraft, Airframe, any Engine or any Part thereof, by the Lessee or any Affiliate thereof or any Sublessee within the jurisdiction of the taxing authority imposing such Tax, (II) the presence of activities of the Lessee or any Affiliate thereof or any Sublessee within the jurisdiction of the taxing authority imposing such Tax, (III) the status of the Lessee or any Affiliate thereof or any Sublessee as a foreign entity or as an entity owned in whole or in part by foreign persons, or (IV) the Lessee or any Affiliate thereof or any Sublessee having made (or having been deemed to have made) payments to such Tax Indemnitee from the jurisdiction of the taxing authority imposing such Tax;

                      (ii) Taxes imposed with respect to any period beginning after the later of (A) the discharge in full of the Lessee's obligation, if any, to pay Termination Value under and in accordance with the Lease, or (B) the expiration of the Term of the Lease or, if earlier, the termination of the Lease in accordance with the applicable provisions of the Lease;

                      (iii) As to the Owner Trustee, Taxes imposed against the Owner Trustee upon or with respect to any fees for services rendered in its capacity as Owner Trustee under the Trust Agreement or, as to the Indenture Trustee, Taxes imposed against the Indenture Trustee upon or with respect to any fees received by it for services rendered in its capacity as Indenture Trustee under the Indenture;

                      (iv) With respect to any Tax Indemnitee, Taxes resulting from the willful misconduct or gross negligence of such Tax Indemnitee or a Related Tax Indemnitee or the breach by any Tax Indemnitee other than with respect to the Owner Trustee or Owner Participant, of any representation, warranty or covenant contained in the Operative Agreements or any document delivered in connection therewith (unless attributable to a breach of representation, warranty or covenant of the Lessee);

                      (v) Taxes imposed on the Owner Trustee or the Owner Participant or any successor, assign or Affiliate thereof which became payable by reason of any voluntary transfer or disposition by such Tax Indemnitee subsequent to the Delivery Date, including revocation of the Trust, of any interest in some or all of the Aircraft, Airframe, Engines or Parts thereof or its interest in the Lessor's Estate or a transfer or disposition of shares or other interests in the Owner Trustee or the Owner Participant (not including any transfers of any Equipment Note pursuant to Section 13.01 (a) hereof) or a disposition in connection with a bankruptcy or similar proceedings involving either the Lessor or the Owner Participant or a transfer or disposition of shares or other interests in the Owner Trustee or the Owner Participant in each case other than (A) transfers resulting from a loss, substitution or modification of the Aircraft, Engines or any Part, (B) transfers pursuant to the Lessor's exercise of remedies in accordance with Section 17 of the Lease, (C) termination of the Lease upon the Lessee's exercise of Lessee options pursuant to Section 14 of the Lease, or (D) a transfer to Lessee pursuant to Section 13(b) of the Lease; the parties agree to cooperate to minimize any such Taxes covered by this provision;

                      (vi) Taxes subject to indemnification by the Lessee pursuant to the Tax Indemnity Agreement;

                      (vii) Taxes imposed on a successor, assign or other transferee of any interest of a Tax Indemnitee to the extent that the aggregate amount of such Taxes exceed the aggregate amount of Taxes that would have been imposed on the transferor (determined at the time of transfer) and that would have been indemnifiable pursuant to Section 6.01(a) hereof, provided that the exclusion in this clause (vii) shall
                         --------
         not apply in the case of (x) any such sale, assignment, transfer or disposition that occurs in connection with an Event of Default or in connection with a bankruptcy, insolvency or other proceeding for the relief of debtors in which the Lessee is a debtor, or (y) any successor, assign or transferee of any interest of the Owner Participant unless such successor, assign or transferee is a Non-U.S. Person;

                   (viii)  [Reserved];

                   (ix) Any Taxes which have been properly included in the Purchase Price;

                   (x) Any Taxes imposed on the Owner Trustee or Owner Participant which would not have been imposed but for a Lessor's Lien or any Taxes imposed on the Indenture Trustee which would not have been imposed but for an Indenture Trustee's Lien;

                   (xi) In the case of the Owner Participant, any Taxes relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or
         Section 4975(c)(1) of the Code resulting from the direct or indirect use of assets of any ERISA Plan to acquire or hold Owner Participant's interest in the Trust Estate or in the case of any transferee of the Owner Participant referred to in Section 5.01(c), to purchase the Beneficial Interest pursuant to Section 5.01(c);

                   (xii) Other than with respect to the Owner Trustee or the Owner Participant, Taxes other than Income Taxes that would not have been imposed but for the existence or status of any trust used to hold title to the Aircraft;

                   (xiii) Other than with respect to the Owner Trustee or the Owner Participant, taxes in the nature of an intangible or similar Tax imposed on or with respect to the Equipment Notes (or the indebtedness evidenced thereby), the Pass-Through Certificates, the Trust Estate or the Trust Agreement;

                   (xiv) Taxes that are being contested in accordance with the provisions hereof;

                   (xv) United States withholding Taxes imposed on an Owner Participant as a result of such Owner Participant not being a U.S. Person; or

                   (xvi) Interest, penalties, fines or additions to tax to the extent they relate solely to Taxes for which no indemnity would be payable by the Lessee pursuant to this Section 6.01(b).

                 (c)       Withholding. The Pass-Through Trustee shall withhold
                           -----------
any Taxes required by law to be withheld on payments to any holder of a Pass-Through Certificate. The Indenture Trustee shall withhold any Taxes required to be withheld on any payment to a Holder pursuant to Section 5.09 of the Indenture. If the Indenture Trustee or the Pass-Through Trustee fails to withhold a Tax required to be withheld with respect to any Holder of an Equipment Note or any holder of a Pass-Through Certificate or any claim is otherwise asserted by a taxing authority against the Owner Trustee or Owner Participant for any withholding tax, unless the Owner Participant is an entity described in Section 6.13 the Lessee will indemnify the Owner Trustee and the Owner Participant (without regard to the exclusions set forth in Section 6.01(b) hereof) on an After-Tax Basis against any such Taxes required to be withheld and any interest and penalties with respect thereto, along with any other costs (including reasonable attorney's fees) incurred in connection with any such claim. The Indenture Trustee or the Pass-Through Trustee, as the case may be, in its individual capacity (and without recourse to the Indenture Estate), shall indemnify the Lessee (without regard to the exclusions set forth in Section 6.01(b) hereof) on an After-Tax Basis for any payment the Lessee shall have made pursuant to the preceding sentence.

          Section 6.02. After-Tax Basis. The amount which the Lessee shall be
                        ---------------
required to pay with respect to any Tax indemnified against under Section 6.01 (an "Indemnifiable Tax") shall be an amount sufficient to restore the Tax Indemnitee, on an After-Tax Basis, to the same position such party would have been in had such Tax not been incurred, taking into account any tax benefits recognized by such Tax Indemnitee as a result of the Indemnifiable Tax. If any Tax Indemnitee actually realizes a tax benefit (whether by credit, deduction or otherwise), or would have realized such a benefit as to which it has been given notice if properly claimed, and with respect to Owner Participant, the Owner Participant has not determined in good faith that claiming such benefit would have a material adverse impact on the Owner Participant or an Affiliate thereof, by reason of the payment of any Tax paid or indemnified against by the Lessee, provided that an Event of Default has not occurred and is not continuing, such Tax Indemnitee shall promptly pay to the Lessee, to the extent such tax benefit was not previously taken into account in computing such payment or indemnity, but not before the Lessee shall have made all payments then due to such Tax Indemnitee under this Agreement, the Tax Indemnity Agreement and any other Operative Agreement, an amount equal to the lesser of (x) the sum of such tax benefit plus any other tax benefit realized by such Tax Indemnitee that would not have been realized but for any payment made by such Tax Indemnitee pursuant to this sentence and not already paid to the Lessee, or (y) the amount of the payment made under Section 6.01 hereof and this Section 6.02 by the Lessee to such Tax Indemnitee plus the amount of any other payments by the Lessee to such Tax Indemnitee theretofore required to be made under this Section 6.02 and Sections 6.01 and 6.05 hereof (and the excess, if any, of the Tax benefit over the applicable amount described in clause (x) over the amount described in clause (y) above shall be carried forward and applied to reduce pro tanto any
                                                                --- -----
subsequent obligations of the Lessee to make payments to such Tax Indemnitee pursuant to Section 6.01 hereof). If an amount payable by any Tax Indemnitee to the Lessee pursuant to this Section 6.02 is not paid when due because of the occurrence and continuation of any Event of Default, such amount shall be payable by any Tax Indemnitee to the Lessee upon the Lessee's curing all Events of Default. The Lessee shall reimburse on an After-Tax Basis such Tax Indemnitee (subject to Section 6.01(b), but only insofar as subsections (iv), (vi), (vii), (x), (xi), (xii), (xiii), (xiv) and (xv) thereof would apply) for any payment of a tax benefit pursuant to the preceding sentence (or a tax benefit otherwise taken into account in calculating the Lessee's indemnity obligation hereunder) to the extent that such tax benefit is subsequently disallowed or reduced.

          In determining the order in which any Tax Indemnitee utilizes withholding or other foreign taxes as a credit against such Tax Indemnitee's United States income taxes, such Tax

Indemnitee shall be deemed to utilize (i) first, all foreign taxes other than those described in clause (ii) below; and (ii) then, on a pro rata basis, all foreign taxes with respect to which such Tax Indemnitee is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, or other financing document (including this Participation Agreement) that is similar to the indemnification provision in this Article 6.

          Section 6.03. Time of Payment. Any amount payable to a Tax Indemnitee
                        ---------------
pursuant to this Article 6 shall be paid promptly, but in any event within 30 days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that in
                                                             --------
the case of amounts which are being contested by the Lessee in good faith or by the Tax Indemnitee in either case pursuant to Section 6.04 hereof, or subject to verification proceedings pursuant to Section 6.11 hereof, such amount shall be payable within 30 days after the time such contest or verification proceeding, as the case may be, is finally resolved. In no event shall any amount be payable under Section 6.01 until two Business Day prior to the due date for Tax in issue.

         Section  6.04. Contests.
                        --------

                 (a)       Notice of Claim. If a written claim is made against
                           ---------------
any Tax Indemnitee for Taxes with respect to which the Lessee is liable for a payment or indemnity hereunder, such Tax Indemnitee shall promptly (but in any event within 30 days of receipt thereof) give the Lessee notice in writing of such claim and shall furnish the Lessee with copies of any written requests for information sent to such Tax Indemnitee from any taxing authority to the extent relating to such Taxes with respect to which the Lessee may be required to indemnify hereunder; provided, however, that the failure of a Tax Indemnitee to
                     --------  -------
give such notice or furnish such copy shall not terminate any of the rights of such Tax Indemnitee under this Article 6, except (A) to the extent that the Lessee's contest rights have been effectively precluded by the failure to provide such notice or copy or (B) to the extent that such failure results in the imposition of, or an increase in the amount of, any penalties, interest or additions to Tax related to the Tax which is the subject of such claim or proceeding.

                 (b)       Request for Contest. If a written claim shall be made
                           -------------------
for any Tax, other than an Income Tax, for which the Lessee may be obligated to indemnify pursuant to Section 6.01 hereunder, and under applicable law of the taxing jurisdiction the Lessee is allowed to contest directly such Tax and the Tax to be contested is not reflected in a report or return with other Taxes of any Tax Indemnitee (as confirmed in writing by such Tax Indemnitee) and if the Tax Indemnitee determines in good faith that it will not suffer any adverse consequences as a result (as confirmed in writing by such Tax Indemnitee) and that no tax return of the Tax Indemnitee will be kept open as a result of such contest beyond the applicable statute of limitations period (as confirmed in writing by such Tax Indemnitee), then the Lessee shall be permitted, at its expense and in its own name, or, if consented to in writing by the Tax Indemnitee, in the name of such Tax Indemnitee, to contest the imposition of such Tax (a "Lessee Controlled Contest"); provided, however, that the Lessee
                                          --------  -------
shall not be permitted or entitled to contest any Tax unless (A) such contest will not result in the risk of an imposition of criminal penalties or a more than de minimis risk of a sale, forfeiture or loss of the Aircraft, the Airframe, the Engines or any part thereof or the creation of any Lien other than Liens for Taxes of the Lessee (x) either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve the risk of an imposition of criminal penalties or the more than de minimis risk of any sale, forfeiture or loss of the Aircraft (unless the Lessee has provided a bond or other sufficient protection against any such risk satisfactory to the Tax Indemnitee), and (y) for the payment of which such reserves, if any, as required to be provided under generally accepted accounting principles have been provided and, to the extent permitted by law, the Lessee shall be entitled to withhold payment during pendency of such contest, (B) if an Event of Default shall have occurred and be continuing, the Lessee shall have provided security for its obligations hereunder reasonably satisfactory to the Owner Participant by placing in escrow funds to cover any such obligations, (C) the Lessee shall have agreed to pay such Tax Indemnitee on demand and on an After-Tax Basis all costs and expenses that such Tax Indemnitee actually incurs in connection with contesting such claim (including, without limitation, all costs, expenses, losses, reasonable legal and accounting fees, disbursements, or penalties, interest and addition to tax), (D) if such contest shall be conducted in a manner requiring the payment of the claim in advance, the Lessee shall have advanced sufficient funds, on an interest free basis, to make the payment required (or the Lessee shall have paid the amount required directly to the appropriate taxing authority), and agreed to indemnify the Tax Indemnitee against any additional net adverse tax consequences on an After-Tax Basis to such Tax Indemnitee of such advance or payment, (E) Lessee shall have acknowledged its liability for such claims, and (F) if requested by the Owner Participant, independent tax counsel selected by Owner Participant and reasonably acceptable to the Lessee has rendered an opinion within 30 days of the Owner Participant providing notice of the claim to the Lessee that a Reasonable Basis exists for contesting such claim; provided,
                                                                 --------
further, that if the contest is being conducted in the name of the Owner
-------
Participant, the Lessee shall not be permitted to appeal any adverse decision to the United States Supreme Court in the name of the Owner Participant without the written consent of the Owner Participant.

                 If the Lessee shall so request within 30 days after receipt of such notice from a Tax Indemnitee under this Section 6.04 hereof and with respect to a Tax for which the Lessee may be obligated to indemnify pursuant to
Section 6.01 (and with respect to which the requirements to constitute a Lessee Controlled Contest are not satisfied), such Tax Indemnitee shall in good faith at the Lessee's after-tax expense contest the imposition of such Tax; provided,
                                                                      --------
however, that such Tax Indemnitee, after considering in good faith any advice of
-------
the Lessee and the Lessee's counsel concerning the forum in which the adjustment is most likely to be favorably resolved, may in its sole discretion select the manner and forum for such contest and determine whether any such contest shall be made by (a) resisting payment thereof if lawful and practicable or not paying the same except under protest if protest is necessary and proper in each case so long as non-payment will not result in a more than de minimis risk of the sale, forfeiture or loss of, or the creation of a Lien other than a Permitted Lien on the Aircraft, Airframe or any Engine or any risk of criminal liability; or (b) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and/or judicial proceedings; provided further,
                                                        -------- -------
however, that at such Tax Indemnitee's option, such contest shall be conducted
-------
by the Lessee in the name of such Tax Indemnitee if such

Tax Indemnitee so requests in writing and that in no event shall such Tax Indemnitee be required or the Lessee permitted to contest under this paragraph the imposition of any Tax for which the Lessee may be obligated pursuant to this
Section 6.01 unless:

                 (i) in the case of an Income Tax, the Lessee shall have furnished at the Lessee's expense an opinion of counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee to the effect that a Reasonable Basis exists for pursuing such contest;

                 (ii) the Lessee shall have agreed to pay such Tax Indemnitee on demand and on an After-Tax Basis all reasonable costs and expenses that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all costs expenses, losses, reasonable legal and accounting fees, disbursements, penalties, interest and additions to tax);

                 (iii) such Tax Indemnitee shall have determined that the action to be taken will not result in any more than de minimis danger of sale, forfeiture or loss of, or the creation of any Lien other the Liens for Taxes of the Lessee (or any Sublessee) either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any more than de minimis risk of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine or any interest therein (unless the Lessee has provided a bond or other sufficient protection against any such risk satisfactory to the Tax Indemnitee) and for the payment of which such reserves, if any, as are required to be provided under generally accepted accounting principles have been provided;

                 (iv) if an Event of Default shall have occurred and be continuing, the Lessee shall have provided security for its obligations hereunder reasonably satisfactory to the Owner Participant by placing in escrow sufficient funds to cover any such obligations;

                 (v) Lessee shall have acknowledged its liability for such claims;

                 (vi) such contest and related contests involving other equipment involve potential payments and/or indemnities by the Lessee (whether or not such indemnity is pursuant to this Agreement) of at least $25,000 in the aggregate; and

                 (vii) if such contest shall be conducted in a manner requiring the payment of the claim in advance, the Lessee shall have advanced sufficient funds, on an interest free basis, to make the payment required, and agreed to indemnify the Tax Indemnitee against any additional net adverse tax consequences on an After-Tax Basis to such Tax Indemnitee of such advance.

                 In the case of a contest which is not a Lessee Controlled Contest, if requested by the Lessee, the Tax Indemnitee shall appeal any adverse administrative or judicial decision, except that the Tax Indemnitee shall not be required to appeal any adverse decision to the United States Supreme

Court and provided that with respect to an appeal of an adverse judicial decision a substantial basis in law and fact must exist that such appeal will be successful. If the Lessee is permitted under applicable law to contest a Tax asserted against the Lessee and the same or similar Tax is also asserted against the Tax Indemnitee, subject to the conditions herein, each of the Lessee and such Tax Indemnitee shall conduct its contest in its own name and the Lessee and such Tax Indemnitee will cooperate in a reasonable manner with respect to the respective contests of such Tax.

                 (c)    Declining to Contest; Settlement. (i) If, after the
                        --------------------------------
Lessee has properly requested a contest in accordance with this Section 6.04 and Lessee is then complying with the terms of this Section 6.04, any Tax Indemnitee shall at any time decline to take any action required under Section 6.04 with respect to such contest, then, if such failure shall cause the contest to be determined adversely or shall preclude such contest as a matter of law, the Lessee shall not be obligated to indemnify such Tax Indemnitee for such Tax and such Tax Indemnitee shall reimburse the Lessee for all amounts previously advanced by the Lessee in connection with such contest (other than costs and expenses of such contest).

                 (ii) No Tax Indemnitee shall settle a contest of any indemnified Tax without requesting the Lessee's written consent (which consent will not be unreasonably withheld, as determined in the Lessee's good faith judgment). If any Tax Indemnitee shall settle a contest for any Tax without receiving the Lessee's written consent, then the Lessee shall not be obligated to indemnify such Tax Indemnitee for such Tax and the Tax Indemnitee shall reimburse the Lessee for all amounts previously advanced with respect to such contest (other than costs and expenses of such contest). Notwithstanding the preceding two sentences, no Tax Indemnitee shall be required to take or continue any action unless the Lessee shall have agreed to pay the Tax Indemnitee on a current and After Tax Basis all reasonable fees and expenses (including reasonable attorney's and accountant's fees) which such Tax Indemnitee may incur as a result of contesting such Taxes.

                 (d)    Continuing Claims. Notwithstanding anything contained in
                        -----------------
this Section 6.04 to the contrary, no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been adversely decided pursuant to the contest provisions of this Section 6.04 unless there shall have been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) or the Lessee shall have provided new facts after such claim shall have been so previously decided, and such Tax Indemnitee shall have received an opinion of independent tax counsel selected by it and reasonably approved by the Lessee and furnished at the Lessee's sole expense to the effect that, as a result of such change or new facts, it is more likely than not that the position which such Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest, would prevail.

                 (e)    Claims Impaired. If (A) any Tax Indemnitee fails to give
                        ---------------
the Lessee written notice pursuant to this Section 6.04 of any claim by any government or taxing authority for any Tax for which the Lessee is obligated pursuant to this Section 6.01, (B) as a direct result of such failure the contest of such claim has been effectively precluded and (C) the Lessee furnishes, at the Lessee's expense, an opinion of counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee to the effect that, had the contest of such claim not been effectively precluded, a Reasonable Basis, would have existed for pursuing such contest, such Tax Indemnitee shall be deemed to have waived its right to any payment by the Lessee that would otherwise be payable by the Lessee pursuant to this Section 6.01 in respect of such claim.

         Section 6.05. Refunds. When a Tax Indemnitee becomes entitled to
                       -------
receive a refund or credit against Tax of all or any part of any Taxes which the Lessee shall have paid for such Tax Indemnitee or for which the Lessee shall have reimbursed or indemnified such Tax Indemnitee, such Tax Indemnitee shall pay, provided an Event of Default has not occurred and is not continuing, to the Lessee an amount equal to the amount of such refund or credit, together with any interest attributable thereto, less (x) all payments then due to such Tax Indemnitee under this Article 6, and (y) Taxes imposed with respect to the accrual or receipt thereof, including interest received attributable thereto, plus any tax benefit realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence; provided, however, that
                                                       --------  -------
such amount shall not be payable (a) before such time as the Lessee shall have made all payments or indemnities then due and payable to such Tax Indemnitee under this Article 6 and (b) to the extent that the amount of such payment (without regard to any interest component thereof) would exceed (i) the amount of all prior payments by the Lessee to such Tax Indemnitee pursuant to this
Article 6 less (ii) the amount of all prior payments by such Tax Indemnitee to the Lessee pursuant to this Article 6 (any such excess shall be carried forward to reduce pro tanto any subsequent obligations of the Lessee to make payments to
          --- -----
such Tax Indemnitee pursuant to Section 6.01 hereof). If an amount payable by any Tax Indemnitee to the Lessee pursuant to this Section 6.02 is not paid when due because of the occurrence and continuation of an Event of Default, such amount shall be payable by any Tax Indemnitee to the Lessee upon the Lessee's curing all Events of Default.

                 Any subsequent loss of such refund or tax benefit shall be treated as a Tax subject to indemnification under the provisions of this Article 6 (in the case of any such tax benefit, subject to Section 6.01(b) but only insofar as subsections (iv), (vi), (vii), (x), (xi), (xii), (xiii), (xiv) and
(xv) thereof would apply).

         Section 6.06. Reports. In case any report or return is required to be
                       -------
made with respect to any Taxes (other than Income Taxes) against which the Lessee is or may be obligated to indemnify the Tax Indemnitees under this
Article 6, the Lessee shall, to the extent it has knowledge thereof, make such report or return, except for any such report or return that the Tax Indemnitee has notified the Lessee that it intends to file, in such manner as will show the ownership of the Aircraft in the Owner Trustee (unless the ownership of the Aircraft is not required to be shown on such report or return) and, upon request, shall send a copy of the applicable portions of such report or return to the Tax Indemnitee and the Owner Trustee or will notify the Tax Indemnitee of such requirement and make such report or return in such manner as shall be satisfactory to such Tax Indemnitee and the Owner Trustee. The Lessee will provide such information within the possession or control of the Lessee as the Tax Indemnitee may reasonably request in writing from the Lessee to enable the Tax Indemnitee to fulfill its tax filing requirements with respect to the transactions contemplated by the

Operative Agreements (without duplication of any comparable requirements of the Tax Indemnity Agreement) and any audit information request arising from any such filing. The Tax Indemnitee will provide such information within its possession or control as the Lessee may reasonably require from such Tax Indemnitee to enable the Lessee to fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Agreements and any audit information request arising from such filing; provided that in no event shall any Tax
                                  --------
Indemnitee be required to provide copies of any of its tax returns.

         Section 6.07. Survival of Obligations. The representations, warranties,
                       -----------------------
indemnities and agreements of the Lessee provided for in this Article 6 and the Lessee's obligations under any and all of them, in each case, with respect to events or periods prior to the expiration or termination of the Lease shall survive the expiration or other termination of the Operative Agreements.

         Section 6.08. Payment of Taxes. With respect to any Tax otherwise
                       ----------------
indemnifiable hereunder by the Lessee and applicable to the Aircraft, Airframe, any Engine or Parts, to the extent permitted by the applicable federal, state, local or foreign law, the Lessee shall pay such tax directly to the relevant Taxing authority and file any returns or reports required with respect thereto to the extent legally entitled to do so in its own name; provided, however, that
                                                         --------  -------
the Lessee shall not make any statements or take any action which would indicate that the Lessee or any Person other than the Owner Trustee or Owner Participant is the owner of the Aircraft, the Airframe, any Engine or any Part or which would otherwise be inconsistent with the terms of the Lease or the Tax Indemnity Agreement and the position thereunder of the Owner Trustee and the Owner Participant.

         Section 6.09. Reimbursements by Indemnitees Generally. To the extent
                       ---------------------------------------
the Lessee is required to pay or withhold any Tax imposed on or with respect to a Tax Indemnitee in respect of the transactions contemplated by the Operative Agreements, which Tax is not otherwise the responsibility of the Lessee under the Operative Agreements, or any other written agreements between the Lessee and such Tax Indemnitee, then such Tax Indemnitee shall pay to the Lessee within 30 days of the Lessee's demand therefor an amount which equals the amount actually paid by the Lessee with respect to such Taxes.

         Section 6.10. Forms. Each Tax Indemnitee agrees to furnish from time to
                       -----
time to Lessee or to such other person as Lessee may designate, at Lessee's or the Indenture Trustee's request, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority, if
(x) such reduction or exemption is available to such Tax Indemnitee, (y) Lessee or the Indenture Trustee has provided such Tax Indemnitee with any information necessary to complete such form not otherwise reasonably available to such Tax Indemnitee, and (z) with respect to Owner Participant, the Owner Participant has determined in good faith that furnishing such form could not have a material adverse impact on the Owner Participant or an Affiliate thereof.

         Section 6.11. Verification. At the Lessee's request, the accuracy of
                       ------------
any calculation of amount(s) payable pursuant to this Article 6 shall be verified by independent public accountants selected by the applicable Tax Indemnitee and reasonably satisfactory to the Lessee, and such verification shall bind the applicable Tax Indemnitee and the Lessee. In order, and to the extent necessary, to enable such independent accountants to verify such amounts, such Tax Indemnitee shall provide to such independent accountants (for their confidential use and not to be disclosed to the Lessee or any other person) all information reasonably necessary for such verification. Verification shall be at the expense of the Lessee, unless such verification results in an adjustment in the Lessee's favor of $10,000 or more of the amount of the payment as computed by such Tax Indemnitee, in which case the verification shall be at the expense of the Tax Indemnitee.

         Section 6.12. Non-Parties. If a Tax Indemnitee is not a party to this
                       -----------
Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Article 6 prior to making any payment to such Tax Indemnitee hereunder.

         Section 6.13. Non-U.S. Owner Participant. If an Owner Participant is a
                       --------------------------
Non-U.S. Person or is incorporated or organized in a country other than the United States or in a territory, possession or commonwealth of the United States (within the meaning of the tax law of that foreign jurisdiction) and if as a result thereof any withholding taxes are imposed by the United States with respect to payments of Rent or any foreign withholding Taxes are imposed on any payments to any Noteholder, then Owner Participant shall indemnify and hold harmless on an After-Tax Basis the Lessee and each Tax Indemnitee from any adverse consequences resulting from such withholding or withholding requirements.


                                  ARTICLE 7.
                               GENERAL INDEMNITY

         Section 7.01.  Generally.
                        ---------

                 (a)    Indemnity. The Lessee agrees to indemnify each
                        ---------
Indemnitee against and agrees to protect, defend, save and keep harmless each Indemnitee from and against and in respect of, and will pay on an After-Tax Basis, any and all liabilities (including strict or absolute liability without fault in tort or otherwise), obligations, losses, damages, settlements, penalties, fines, claims, actions, suits, costs, disbursements and expenses, demands or judgments (including reasonable legal fees and expenses) of every kind and nature, whether or not any of the transactions contemplated by this Agreement are consummated and whether arising before, on or after the Delivery Date (individually, an "Expense," collectively, "Expenses"), which may be imposed on, incurred or suffered by or asserted against any Indemnitee, in any way relating to, arising out of or in connection with, any one or more of the following:

                    (i) any Operative Agreement, Sublease or Pass-Through Document or any transaction contemplated thereby;

                      (ii) the operation, possession, use, non-use, maintenance, storage, overhaul, delivery, non-delivery, control, condition, alteration, modification, addition, improvement, airworthiness, replacement, substitution, return, abandonment, redelivery or other disposition, repair or testing of the Aircraft, Airframe, or any Engine or any engine used in connection with the Airframe, or any Part thereof by the Lessee, any sublessee or any other Person whatsoever, whether or not such operation, possession, use, non-use, maintenance, storage, overhaul, delivery, non-delivery, control, condition, alteration, modification, addition, improvement, airworthiness, replacement, substitution, return, abandonment, redelivery or other disposition, repair or testing is in compliance with the terms of the Lease, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any Person whatsoever, including, without limitation, any passengers, shippers or other Persons wherever located, claims or penalty relating to any laws, rules or regulations, including, without limitation, environmental control, noise and pollution laws, rules or regulation and any Liens in respect of the Aircraft, any Engine or any Part;

                      (iii) the manufacture, design, sale, return, purchase, acceptance, nonacceptance, rejection, delivery, non-delivery, condition, repair, modification, servicing, rebuilding, airworthiness, registration, reregistration, deregistration, ownership, financing, import, export, performance, non-performance, lease, sublease, transfer, merchantability, fitness for use, alteration, substitution or replacement of any Airframe, Engine, or Part or other transfer of use or possession, or other disposition of the Aircraft, the Airframe, any Engine or any Part including, without limitation, latent and other defects, whether or not discoverable, tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive or imputed and including strict liability without fault), and any claims for patent, trademark or copyright infringement;

                      (iv) any breach of or failure to perform or observe, or any other non-compliance with, any condition, covenant or agreement to be performed, or other obligations of the Lessee under any of the Operative Agreements or any Pass-Through Trust Agreement, or the falsity or inaccuracy of any representation or warranty of the Lessee in any of the Operative Agreements or any Pass-Through Trust Agreement (other than representations and warranties in the Tax Indemnity Agreement) or the occurrence of any Default or Event of Default;

                      (v) the enforcement of the terms of the Operative Agreements (including this Section 7.01(a));

                      (vi) the offer, issuance, sale or delivery of any Equipment Note, any Pass-Through Certificate (or any certificates or securities issued in connection with any refinancing thereof pursuant to Article 13 hereof) or interest in the Lessor's Estate or the Trust Agreement or any similar interest; and

                      (vii) in the case of the Owner Participant, any "prohibited transaction," within the meaning of Section 406 of ERISA or
         Section 4975(c)(1) of the Code, arising out of or in connection with the acquisition or holding of the Owner Participant's interest in the Trust Estate or any Holder's interest in any Equipment Note or any holder's interest in any Pass- Through Certificate.

           (b)      Exceptions. The indemnity provided for in Section 7.01(a)
                    ----------
shall not extend to any Expense of any Indemnitee to the extent it:

             (i) is attributable to the willful misconduct or gross negligence of such Indemnitee (other than gross negligence or willful misconduct imputed to such person by reason of its interest in the Aircraft or any transaction documents);

             (ii)   except to the extent fairly attributable to acts or
         events occurring prior thereto, is attributable to acts or events (other than the performance by Lessee of its obligations pursuant to the terms of the Operative Agreements) which occur after the earlier of
         (i) the return of possession of the Aircraft to the Lessor or its designee in accordance with the Lease and (ii) if the Lessee is not required to return the Aircraft to the Lessor, termination of the Lease and payment by the Lessee of all amounts then required to be paid by the Lessee pursuant to the terms of the Operative Agreements; provided
                                                                       --------
         that if the Lease has been terminated pursuant to Section 17 thereof, the indemnity provided in Section 7.01(a) hereof shall survive for so long as Lessor or the Indenture Trustee shall be exercising remedies under such Section 17), and provided further that nothing in this
                                     -------- -------
         clause (ii) shall be deemed to exclude or limit any claim that any Indemnitee may have under Applicable Law by reason of an Event of Default or for damages from Lessee for breach of Lessee's covenants contained in the Lessee Documents or to release Lessee from any of its obligations under the Lessee Documents that expressly provide for performance after termination of the Term;

             (iii) other than as expressly provided herein or in the other Operative Agreements, is a Tax or loss of a Tax benefit, whether or not the Lessee is required to indemnify therefor pursuant to Article 6 hereof or pursuant to the Tax Indemnity Agreement;

             (iv) is a cost or expense expressly required to be paid by such Indemnitee or its permitted transferees (and not by the Lessee) pursuant to this Agreement or any other Operative Agreement and for which the Lessee is not otherwise obligated to reimburse such Indemnitee, directly or indirectly pursuant to the terms of this Agreement or such other Operative Agreement;

             (v) is attributable to the incorrectness or breach by such Indemnitee of its representations or warranties, under any of the Operative Agreements except to the extent such incorrectness or breach was caused by a breach by Lessee of any representation or warranty or by any failure of Lessee to perform any obligation under an Operative Agreement;

             (vi) is attributable to the failure by such Indemnitee to perform any of its obligations under any of the Operative Agreements except to the extent such failure was caused by a breach by Lessee of any representation or warranty or by any failure of Lessee to perform any obligation under an Operative Agreement;

             (vii) is, in the case of the Owner Participant, Lessor's Liens attributable to the Owner Participant; in the case of the Owner Trustee, Lessor's Liens to the extent attributable to the Owner Trustee; in the case of Trust Company, Lessor's Liens to the extent attributable to Trust Company; and in the case of the Indenture Trustee, Indenture Trustee's Liens;

             (viii) is, in the case of the Owner Participant or the Owner Trustee, attributable to the offer or sale by such Indemnitee of any interest in the Aircraft, the Lessor's Estate or the Trust Agreement or any similar interest (including an offer or sale resulting from bankruptcy or other proceedings for the relief of debtors in which such Indemnitee is the debtor), unless in each case such offer or sale shall occur (a) pursuant to the exercise of remedies under Section 17 of the Lease or (b) pursuant to Section 5(b), 7(b), 7(d), 7(e), 8, 12(b), 13(b) or 14 of the Lease or (c) in connection with any other transfer required by the Operative Agreements;

             (ix) in the case of the Owner Participant, is an Expense relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or
         Section 4975(c)(1) of the Code resulting from the direct or indirect use of assets of any ERISA Plan to acquire or hold Owner Participant's interest in the Trust Estate or in the case of any transferee of the Owner Participant referred to in Section 5.01(c), to purchase the Beneficial Interest pursuant to Section 5.01(c);

             (x) except during the continuation of an Event of Default, is attributable to any amendment to any of the Operative Agreements which is not requested, or consented to, by the Lessee or is not required or made pursuant to the terms of any of the Operative Agreements or Pass-Through Documents;

             (xi) is attributable to the exercise by any Indemnitee of any right to inspect the Aircraft except with respect to any such inspection conducted while an Event of Default is continuing; and

             (xii) constitutes the loss of future profits of such Indemnitee or losses attributable to such Indemnitee's overhead.

         Section 7.02. Notice and Payment. Each Indemnitee shall give prompt
                       ------------------
written notice to the Lessee of any liability as to which an officer of such Indemnitee has actual knowledge, for which the Lessee is, or may be, liable under this Article 7; provided, however, that failure to give such notice shall
                      --------  -------
not terminate any of the rights of an Indemnitee under this Article 7 and shall not release Lessee from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure adversely affects any applicable defense or counterclaim, otherwise increases the amount the Lessee would have been liable for in the absence of such failure to provide such notice or adversely affects the ability of Lessee's insurers to defend such claim.

         Section 7.03. Defense of Claims. The Lessee or its insurers shall have
                       -----------------
the right (in each such case at the Lessee's sole expense) to investigate, defend (and control the defense of) any such claim for which indemnification is sought pursuant to this Article 7 (so long as Lessee has agreed in writing reasonably acceptable to the relevant Indemnitee that Lessee is liable to such Indemnitee for any Expenses relating to or arising out of the claim for which indemnification is sought, provided that Lessee will not be so liable to the extent that it is reasonably determined that one or more of the exclusions contained in Section 7.01(b) would be applicable to such claim) and each Indemnitee shall cooperate, at Lessee's expense, with all reasonable requests of the Lessee or its insurers with respect thereto, provided that, without limiting
                                                 -------- ----
the right of the Lessee's insurers to assume and control the defense of or to compromise, any such claim, the Lessee shall not be entitled to assume and control the defense of or compromise any such claim (A) during the continuance of any Event of Default arising under Sections 16(a), (b), (f), (g) or (h) of the Lease, (B) if an actual or potential material conflict of interest exists making it advisable in the good faith opinion of such Indemnitee (on the basis of prevailing standards of professional responsibility) for such Indemnitee to be represented by separate counsel or if such proceeding involves the potential imposition of criminal liability on such Indemnitee or (C) if such proceeding will involve any non-de minimis risk of the sale, forfeiture or loss of, or the creation of any Lien (other than Permitted Liens) on the Aircraft, the Indenture Estate or the Trust Estate (unless the Lessee posts a bond or other security reasonably acceptable in form and substance to such Indemnitee) or involve any risk of criminal liability to such Indemnitee. Subject to the immediately foregoing sentence, where the Lessee or the insurers under a policy of insurance maintained by the Lessee undertake the defense of an Indemnitee with respect to such a claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such claim shall be indemnified hereunder unless the fees or expenses were incurred at the written request of the Lessee or such insurers. Subject to the requirement of any policy of insurance applicable to a claim, an Indemnitee may participate at its own expense at any judicial proceeding controlled by the Lessee or its insurers pursuant to the preceding provisions, to the extent that such party's participation does not, in the reasonable opinion of the independent counsel appointed by the Lessee or its insurers to conduct such proceedings, interfere with the defense of such claim (it being agreed that the making of copies, giving notice of proceedings and the like shall not be considered interference); and such participation shall not constitute a waiver of the indemnification provided in this Section 7.03. Nothing contained in this Article 7 shall be deemed to require an Indemnitee to contest any Expense or to assume responsibility for or control of any judicial proceeding with respect thereto. No Indemnitee shall enter into any settlement or other compromise with respect to any claim described in this Section 7.03 (other than any claim involving potential criminal liability) without the prior written consent of the Lessee, unless such Indemnitee waives its right to be indemnified under this Article 7 with respect to such claim or unless an Event of Default under Section 16(a), 16(f), 16(g) or 16(h) of the Lease is continuing. The Lessee shall not enter into any settlement or compromise with respect to which the Lessee has not agreed to indemnify such Indemnitee to such Indemnitee's satisfaction or which admits any criminal violation, gross negligence or willful misconduct on the part of any Indemnitee without the prior written consent of such Indemnitee.

         Section 7.04. Insured Claims. Notwithstanding any other provision of
                       --------------
this Article 7 to the contrary, in the case of any Expense indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee (or a Permitted Sublessee) pursuant to Section 9 of the Lease or otherwise, it shall be a condition of such indemnity with respect to any particular Indemnitee that such Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such claim as may be required to retain the benefits of such insurance with respect to such claim.

         Section 7.05. Subrogation. To the extent that an Expense indemnified by
                       -----------
the Lessee under this Article 7 is in fact paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, the Lessee and/or such insurer as the case may be shall, so long as no Specified Default or Event of Default has occurred and is continuing, be subrogated to the extent of such payment to the rights and remedies of the Indemnitee on whose behalf such Expense was paid with respect to the transaction or event giving rise to such Expense (other than the rights and remedies in respect of insurance policies maintained by such Indemnitee and other than the rights of the Trust Company or the Owner Trustee and remedies against the Owner Participant under the Trust Agreement). Should an Indemnitee receive any refund (except under insurance policies paid for by such Indemnitee), in whole or in part, with respect to any Expense paid in full by the Lessee hereunder, it shall promptly pay over the amount refunded (but not an amount in excess of the amount Lessee and/or such insurer has paid to such Indemnitee in respect of such Expense) to the Lessee unless a Specified Default or an Event of Default shall have occurred and be continuing (or would have occurred and be continuing if the Owner Participant had given the notice specified in Section 16(a) of the Lease), in which case, provided that Lessee shall have paid such Indemnitee all amounts required under this Article 7 or under any other Operative Agreement, such amounts shall be paid over to Owner Trustee (or, so long as the Indenture shall not have been discharged, to the Indenture Trustee) to hold as security for Lessee's obligations under the Lessee Documents or, if requested by Lessee, applied to satisfy such obligations.

         Section 7.06. Information. Subject to Section 7.04, Lessee will provide
                       -----------
the relevant Indemnitee with such information, not within the control of such Indemnitee, as is in Lessee's control or is reasonably available to Lessee, which such Indemnitee may reasonably request, and will otherwise cooperate with such Indemnitee, so as to enable such Indemnitee to fulfill its obligations under Section 7.03 and to control or participate in any proceeding to the extent permitted by Section 7.03. The Indemnitee shall supply Lessee with such information, not within the control of Lessee, as is in such Indemnitee's control or is reasonably available to such Indemnitee, which Lessee may reasonably request to control or participate in any proceeding to the extent permitted by Section 7.03.

         Section 7.07. Survival of Obligations. The indemnities and agreements
                       -----------------------
of the Lessee provided for in this Article 7 shall survive the expiration or other termination of this Agreement and the other Operative Agreements.

         Section 7.08. Effect of Other Indemnities. The Lessee's obligations
                       ---------------------------
under this Article 7 shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of this Agreement, or any other document or instrument, and the Person seeking indemnification from the Lessee pursuant to any provision of this Agreement may proceed directly against the Lessee without first seeking to enforce any other right of indemnification.

         Section 7.09. Waiver of Certain Claims. The Lessee hereby waives and
                       ------------------------
releases any Expense now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of the Lessee, loss or damage to property of the Lessee, or the loss of use of any property of the Lessee, which results from or arises out of the condition, use or operation of the Aircraft during the Term, including, without limitation, any latent or patent defect whether or not discoverable.

         Section 7.10. Certain Limitations. The Lessee does not guarantee and
                       -------------------
nothing in the general indemnification provisions of this Article 7 shall be construed as a guarantee (or an indemnification) by the Lessee (i) that the principal of, premium, if any, or interest on any "Equipment Note" (as defined in the Pass-Through Trust Agreements) will be paid or (ii) with respect to the residual value of the Aircraft or any part thereof.

         Section 7.11. Certain Transfers. If the Owner Participant (i) makes any
                       -----------------
claim for payment as a result of the indemnity provided by the Lessee in Section 6.01(a)(x) or 7.01(a)(vii), and (ii) such claim is the result of the direct or indirect acquisition or holding of a Pass-Through Certificate by an ERISA Plan, established or maintained by Owner Participant or any entity that is treated as a single employer with Owner Participant under Section 414(b), (c), (m) or (o) of the Code (an "ERISA Affiliate") or as to which Owner Participant or any ERISA Affiliate of Owner Participant contributed or is a member, the Lessee shall have the right, upon 30 days notice to the Owner Participant, to purchase the Beneficial Interest, on a Termination Date specified in such notice, for a price equal to the higher of (1) the Owner Participant's Share of Termination Value and (2) the Owner Participant's Share of FMV. In connection with any such purchase, the Lessee shall (i) obtain a written confirmation from each Rating Agency that such purchase will not result in a withdrawal, suspension or downgrading of the ratings of any class of Pass-Through Certificates and (ii) pay all unpaid Supplemental Rent (including payment of such indemnity claim) due on or before such Termination Date. The Lessee shall not have the right to purchase the Beneficial Interest in any instance pursuant to the foregoing sentence in the event the Owner Participant waives any claim for payment it may have in such instance pursuant to clause (i) above. For purposes of this Section 7.11, "Owner Participant's Share of Termination Value" means the excess of (w) the Termination Value as of such Termination Date, over (x) the aggregate principal amount of Equipment Notes that would be outstanding on such Termination Date (and accrued interest thereon at the Debt Rate) assuming all payments of Basic Rent payable on or prior to such Termination Date shall have been paid when due, and "Owner Participant's Share of FMV" means the Fair Market Sales Value of the Aircraft as of such Termination Date, determined in accordance with the definition thereof but assuming (y) that the Aircraft is subject to the Lease, the Indenture, the indebtedness evidenced by the Equipment Notes and the other Operative Agreements and (z) that the violation giving rise to such indemnity claim has been cured. Nothing in this Section 7.11 shall affect the obligation of the Lessee to make any payment of Supplemental Rent or Basic Rent due on or prior to such Termination Date, the payment of which amount is a condition precedent to the exercise by the Lessee of its rights under this Section 7.11; provided that, the
                                                              -------- ----
portion, if any, of Basic Rent payable on such Termination Date that is specified in column (4) of Exhibit C-1 to the Lease as allocable to the Allocation Period commencing on the day immediately following such Termination Date shall, in connection with any purchase under this Section 7.11, be deemed to be paid following such purchase, and accordingly the Owner Participant shall have no interest in such portion of Basic Rent following such purchase.

                                 ARTICLE 8.
                               TRANSACTION COSTS

         Section  8.01.  Transaction Costs and Other Costs.
                         ---------------------------------

                 (a)     Transaction Costs. If the transactions contemplated by
                         -----------------
this Agreement to occur on the Delivery Date are consummated, the Owner Participant shall pay (or reimburse the Lessee if the Lessee shall have previously made such payment) all fees and expenses of the following persons relating to the offering of the Pass-Through Certificates contemplated by the Placement Agreement and related to the transactions contemplated hereby up to an aggregate maximum amount equal to the Assumed Transaction Costs (as defined in Exhibit B to the Lease), following receipt by the Owner Participant of appropriate invoices with respect thereto: (i) the reasonable fees and expenses of counsel for Owner Participant; (ii) the reasonable fees and expenses of the respective counsel for the Lessee, the Owner Trustee, the Indenture Trustee, the Manufacturer, the Engine Manufacturer, the Subordination Agent, the Pass-Through Trustee, the Paying Agent, each Liquidity Provider and the Placement Agents (other than those fees, expenses and disbursements payable by the Placement Agent pursuant to the Placement Agreement); (iii) the reasonable fees and expenses of special aviation counsel; (iv) any initial fees and expenses of the Pass-Through Trustee and the initial fees and expenses of the Owner Trustee, the Subordination Agent, the Paying Agent, the Indenture Trustee; (v) any compensation, commissions and discounts payable to the Placement Agents pursuant to the Placement Agreement; (vi) the fees and expenses incurred in connection with printing any offering memorandum for the offering of the Pass-Through Certificates and printing and duplication expense and any recording and filing fees incurred in connection with the Operative Agreements; (vii) the fees and expenses of Moody's and S&P; (viii) the fees and expenses of The Seabury Group LLC (the "Lessee Advisor"); (ix) any amounts paid in connection with any appraisal report prepared for the Owner Participant; and (x) any other amounts approved by the Lessee and the Owner Participant. To the extent Transaction Costs exceed the Assumed Transaction Costs, the Owner Participant may elect to have the Lessee pay the amount of such excess, and if the Owner Participant so elects the Lessee shall pay the amount of such excess by paying those of the costs set forth in clauses (i) through (x) as are specified by the Owner Participant and the Owner Participant shall have no obligation to pay (or reimburse the Lessee for) the amount of such excess.

                 (b)     Continuing Expenses. The Lessee agrees to pay, as
                         -------------------
Supplemental Rent, (i) the continuing fees, expenses and disbursements (including reasonable counsel fees and expenses) of Trust Company and the Owner Trustee, with respect to the administration of the Lease and the

Lessor's Estate; (ii) the continuing fees, expenses and disbursements (including reasonable counsel fees and expenses) of the Indenture Trustee, with respect to the administration of the Indenture Estate; (iii) the continuing fees, expenses and disbursements (including reasonable counsel fees and expenses) of the Pass-Through Trustee, the Paying Agent and the Subordination Agent (including, (x) in the case of the Pass-Through Trustee, (1) any reasonable fees, costs and expenses incurred in connection with the preparation and filing of tax returns or reports, including any schedule, if any, required to be filed on any Pass-Through Trust (other than any such fees, costs or expenses which are incurred in the normal course of the performance of the Pass-Through Trustee's duties and for which the Pass-Through Trustee would not otherwise seek reimbursement from the Pass-Through Trust) and (2) any reasonable fees, costs and expenses incurred and any penalties incurred by the Pass-Through Trustee or imposed upon a Pass-Through Trust relating to the failure to file any such tax return unless such failure is the result of the gross negligence or willful misconduct of the Pass-Through Trustee and (y) in the case of the Subordination Agent, any reasonable fees and expenses incurred in connection with the replacement of any Liquidity Provider as provided in the Intercreditor Agreement); and (iv) the continuing fees, expenses and disbursements (including reasonable counsel fees and expenses) of the Liquidity Providers as expressly provided in each Liquidity Facility.

                 (c)     Amendments and Supplements. Without limitation of the
                         --------------------------
foregoing, the Lessee agrees to pay, as Supplemental Rent, to the Owner Trustee, the Owner Participant, the Indenture Trustee, the Subordination Agent, the Liquidity Providers and the Pass-Through Trustee all costs and expenses (including reasonable legal fees and expenses) incurred by any of them in connection with any amendment, supplement, waiver or consent (whether or not entered into) under this Agreement or any other Operative Agreement or document or instrument delivered pursuant to any of them, which amendment, supplement, waiver or consent is required by any provision of any Operative Agreement (including any adjustment pursuant to Section 3(d) of the Lease) or is requested by the Lessee or necessitated by the action or inaction of the Lessee or occurs after an Event of Default has occurred and is continuing; provided, however,
                                                          --------  -------
that the Lessee shall not be responsible for fees or expenses incurred in connection with the offer, sale or other transfer (whether pursuant to Section 5.01(c) hereof or otherwise) by the Owner Participant, the Owner Trustee, the Indenture Trustee, or any Holder of any interest in the Aircraft, the Lessor's Estate, the Beneficial Interest or the Trust Agreement or any similar interest (and the offeror, seller, or transferor shall be responsible for all such fees and expenses), unless such offer, sale or transfer shall occur (A) pursuant to the exercise of remedies under Section 17 of the Lease, or (B) in connection with the termination of the Lease or action or direction of the Lessee pursuant to Section 8, 13 or 14 of the Lease.

                                 ARTICLE 9.
                            SUCCESSOR OWNER TRUSTEE

         Section  9.01.   Appointment of Successor Owner Trustee.
                          --------------------------------------

                 (a)      Resignation and Removal. The Owner Trustee or any
                          -----------------------
successor Owner Trustee may resign or may be removed (with the consent of the Lessee) by the Owner Participant, and a successor Owner Trustee may be appointed and a Person may become Owner Trustee under the Trust Agreement only in accordance with the provisions of Section 9.01 of the Trust Agreement and the provisions of paragraphs (b) and (c) of this Section 9.01.

                 (b)      Conditions to Appointment.  The appointment in any
                          -------------------------
manner of a successor Owner Trustee pursuant to Section 9.01 of the Trust Agreement shall be subject to the following conditions:

                    (i) such successor Owner Trustee shall be a Citizen of the United States;

                    (ii) such successor Owner Trustee shall be a bank or a trust company having combined capital, surplus and undivided profits of at least $100,000,000 or a bank or trust company fully guaranteed by a direct or indirect parent thereof having a combined capital, surplus and undivided profits of at least $100,000,000;

                    (iii) such appointment shall not violate any provisions of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered or create a relationship which would be in violation of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered;

                    (iv) such successor Owner Trustee shall enter into an agreement or agreements, in form and substance reasonably satisfactory to the Lessee, the Owner Participant, the Pass- Through Trustee and the Indenture Trustee whereby such successor Owner Trustee confirms that it shall be deemed a party to this Agreement and each other Operative Agreement to which the Owner Trustee is a party and agrees to be bound by all the terms of such documents applicable to the Owner Trustee and makes the representations and warranties contained in Section 5.03 hereof (except that it may be duly incorporated, validly existing and in good standing under the laws of the United States of America or any State thereof); and

                    (v) all filings of Uniform Commercial Code financing and continuation statements, filings in accordance with the Transportation Code and amendments thereto shall be made and all further actions taken in connection with such appointment as may be necessary in connection with maintaining the validity, perfection and priority of the Lien of the Indenture and the valid and continued registration of the Aircraft in accordance with the Transportation Code.

                                 ARTICLE 10.
        LIABILITIES AND INTERESTS OF THE OWNER PARTICIPANT AND HOLDERS

         Section 10.01. Liabilities of the Owner Participant. The Owner
                        ------------------------------------
Participant shall not have any obligation or duty to the Lessee or to any Holder with respect to the transactions contemplated by this Agreement, except those obligations or duties expressly set forth in this Agreement, the Indenture (but only to the extent set forth in Section 8.02 of the Indenture) or (to the Lessee only) the Tax Indemnity Agreement or in any other Operative Agreement to which the Owner Participant is a party and the Owner Participant shall not be liable for the performance by any other party hereto of such other party's obligations or duties hereunder.

         Section 10.02. Interest of Holders of Equipment Notes. Each Holder of
                        --------------------------------------
an Equipment Note shall have no further interest in, or other right with respect to, the Indenture Estate when and if the principal and interest on all Equipment Notes held by such Holder and all other sums payable to such Holder under this Agreement, under the Indenture and under such Equipment Notes shall have been paid in full.

                                  ARTICLE 11.
                                OTHER DOCUMENTS

         Section 11.01. Consent of Lessee to Other Documents. The Lessee hereby
                        ------------------------------------
consents in all respects to the execution and delivery of the Indenture, the Trust Agreement, the Intercreditor Agreement and the Liquidity Facilities.

         Section 11.02. Pass-Through Trustee's and Subordination Agent's
                        ------------------------------------------------
Acknowledgment. The Pass-Through Trustee and the Subordination Agent hereby
--------------
acknowledge and agree to be bound by all of the terms and conditions of the Indenture, including without limitation, Section 8.02 thereof regarding the rights of the Owner Participant to purchase the Equipment Notes under the circumstances specified therein.

                                  ARTICLE 12.
                                   NOTICES

         Section 12.01. Notices. Except as otherwise specifically provided
                        -------
herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be mailed, certified or registered mail, return receipt requested with proper first class postage prepaid, or sent in the form of a telecopy, provided that there is receipt of such notice the next Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee, the Owner Trustee, the Indenture Trustee or any other party hereto to the respective addresses set forth below or to such other address or telecopy number as any such party may designate pursuant to this Section 12.01:

                 (a) if to the Lessee, to its office at 2801 Slater Road, Suite 200, Morrisville, North Carolina 27560, Attention: General Counsel, telephone (919) 595-6009, facsimile (919) 595-1705; or to such other address as the Lessee shall from time to time designate in writing to the Owner Trustee, the Indenture Trustee and the Owner Participant;

                 (b) if to the Lessor or the Owner Trustee, to its office at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801,
         Attention: Corporate Trust Administration, telephone (302) 888-7539, facsimile (302) 888-7544; or to such other address as the Lessor shall from time to time designate in writing to the Lessee and the Indenture Trustee, with a copy to the Owner Participant;

                 (c) if to the Owner Participant to its office at 201 High Ridge Road, Stamford, Connecticut 06927-4900, Attention: Contracts Manager, telephone (203) 357-3773 facsimile (203) 357-3201; or to such other address as the Owner Participant shall from time to time designate in writing to the Lessee, and the Owner Trustee and the Indenture Trustee;

                 (d) if to the Indenture Trustee, the Subordination Agent or the Pass-Through Trustee, to its office at 25 South Charles Street, Mail Code 101-591, Baltimore, Maryland 21201 Attention: Corporate Trust Department, telephone (410) 244-4626 facsimile (410) 244-4236; or to such other address as the Indenture Trustee or the Pass-Through Trustee, as the case may be, shall from time to time designate in writing to the Owner Trustee, the Lessee and the Owner Participant; and

                 (e) if to the Liquidity Provider, to its office at 1585 Broadway, New York, New York 10036, Attention: Michael Pohly/Chris Boas, telephone (212) 761-0569 and facsimile (212) 761-0580; or to such other address as a Liquidity Provider shall from time to time designate in writing to the Owner Trustee, the Lessee and the Indenture Trustee.

                                  ARTICLE 13.
                                  REFINANCING

         Section  13.01.   Refinancing.
                           -----------

                 (a) Subject to the terms and conditions of this Section 13.01, the Lessee may request the Owner Participant to participate in two refinancings in whole but not in part, of the

Equipment Notes prior to the end of the Basic Term (a "Refinancing"). Such Refinancing may be placed in either the private or public markets and shall be denominated in Dollars and shall be on terms reasonably satisfactory to the Owner Participant. The Owner Participant will agree to negotiate promptly in good faith to conclude an agreement with the Lessee as to the terms of any such Refinancing transaction (including the terms of any debt to be issued in connection with such refinancing and the documentation to be executed in connection therewith). Without the prior written consent of the Owner Participant, the prospectus and other offering materials relating to any Refinancing in the form of a public offering shall not identify the Owner Participant and shall not include any financial statements of the Owner Participant or any Affiliate thereof. In connection with any such Refinancing in the form of a public offering, the Lessee shall indemnify the Owner Participant in a manner satisfactory to it for any liabilities under federal, state or foreign securities laws resulting from such offering. The aggregate principal amount of the new Equipment Notes issued in connection with any Refinancing shall be the same as the aggregate principal amount outstanding on the Equipment Notes being refinanced.

                 (b) Notwithstanding anything herein to the contrary, no Refinancing will be permitted unless the Owner Participant and the Indenture Trustee shall have received at least 15 days' prior written notice of the scheduled closing date of such Refinancing and the Owner Participant shall have been provided such longer period as it shall have required for a reasonable opportunity to review the relevant documentation and the Owner Participant shall have determined in good faith that neither it nor the Owner Trustee shall suffer any loss or expense or bear any increased risk as a result of such Refinancing (including, without limitation, any risk with respect to taxes or other adverse consequences to the Owner Participant including the application of Revenue Procedures 75-21 and 75-28 and Section 467 of the Code) for which it has not been or will not have been indemnified in a manner satisfactory in form and substance to the Owner Participant.

                 Prior to the consummation of any Refinancing pursuant to this
Section 13.01, the Owner Participant and the Lessee shall agree upon a schedule setting forth each installment of Basic Rent, the Basic Rent allocations, the Termination Values payable pursuant to the Lease and the EBO Amount as a result of the Refinancing in accordance with Section 3(d) of the Lease, and thereafter the amounts set forth in such schedule shall become the amounts payable under the Lease. Upon the consummation of the Refinancing, the evidence of indebtedness issued pursuant to the Refinancing shall be considered "Equipment Notes" for purposes of this Agreement and the Lease.

                 (c) Notwithstanding the foregoing, the Owner Participant shall have no obligation to proceed with any Refinancing transaction as contemplated by this Section 13.01 unless the Lessee provides an indemnity on an After Tax Basis to the Owner Trustee and the Owner Participant by agreement in form and substance satisfactory to each of them (provided that Taxes are excluded from such indemnity), for any liability, obligation (other than, in the case of the Owner Trustee, the non- recourse obligation to pay principal and interest in respect of the refinanced indebtedness), cost or expense (including, without limitation, reasonable attorneys' fees and Make-Whole Premium or other amounts due under the Indenture).

          (d) Without the prior written consent of the Owner Participant, no such refinancing shall (1) cause the aggregate principal amount of the indebtedness to be substituted for the Equipment Notes to exceed the aggregate principal amount of the then outstanding Equipment Notes, (2) cause the weighted average life of such indebtedness to be longer than the remaining weighted average life of the then outstanding Equipment Notes, or (3) cause the date of maturity of such indebtedness to be later than the date of maturity of the Equipment Notes being refinanced.

          (e) Subject to the foregoing provisions of this Section 13.01, each party agrees to take or cause to be taken all requested action, including, without limitation, the execution and delivery of any documents and instruments, including, without limitation, amendments or supplements to the Lease, which may be reasonably necessary or desirable to effect such Refinancing, including, in the case of the Owner Participant, direction to the Owner Trustee by the Owner Participant to prepay the Equipment Notes then outstanding; provided, however,
                                                            --------  -------
that such Refinancing shall be subject to the satisfaction of each of the following conditions:

              (i) Payment shall have been made with respect to principal, accrued interest, Make-Whole Premium, if any, and all other sums due and owing on the Equipment Notes payable under the Indenture;

              (ii) Payment in full of all other amounts then due and owing by the Lessee under this Agreement, the Indenture, the Lease, the Trust Agreement, and the Equipment Notes then outstanding shall have been made by the Lessee;

              (iii) Such party shall have received such opinions of counsel (including, without limitation, an opinion received by the Owner Participant from independent tax counsel selected by Owner Participant and reasonably satisfactory to the Lessee that such Refinancing shall not result in any, or the risk of any, adverse tax consequences to such Owner Participant, unless the Lessee shall have provided, or caused to be provided, an indemnity in respect thereof satisfactory in form and substance to the Owner Participant), certificates and other documents as it may reasonably request, each in form and substance reasonably satisfactory to such party;

              (iv) All authorizations, approvals and consents which in the reasonable judgment of the Owner Participant are necessary for such Refinancing shall have been obtained;

              (v) No Specified Default shall exist or would occur immediately after giving effect to such Refinancing;

              (vi) In the event the Lessee shall not prohibit the purchase of the Refinancing loan certificates by, or with the assets of, an ERISA Plan, the Lessee will permit the placement of the Refinancing loan certificates with an ERISA Plan only if either (A) if such placement is in the form of pass-through certificates, the sole underwriter or the manager or co-manager of the underwriting syndicate or the selling or placement agent of such pass-through certificates represents to the Lessee that it has a prohibited transaction exemption from the U.S. Department of Labor with respect to pass-through certificates (such as Prohibited Transaction Exemption 89-88 or any other comparable exemption) or (B) purchasers of the Refinancing loan certificates (or if the Refinancing involves the issuance and sale of pass- through certificates, purchasers of such pass-through certificates) provide a representation (which may be in the form of a deemed representation) regarding their source of funds used in acquiring the Refinancing loan certificates (or such pass-through certificates, as the case may be) and, if such purchasers represent that they are using funds of an ERISA Plan in acquiring the Refinancing loan certificates (or such pass-through certificates, as the case may be), such purchasers further represent that they are relying on a prohibited transaction exemption from the U.S. Department of Labor with respect to their purchase and holding of the Refinancing loan certificates (or such pass-through certificates, as the case may be). The reliance on any such exemption will not be conditional on the Owner Participant's representation concerning its party in interest or other status with respect to ERISA Plans; and

                    (vii) The Lessee shall pay all costs and expenses (including legal fees and disbursements) incurred in connection with any proposed or actually consummated Refinancing.

                                  ARTICLE 14.
                                  [RESERVED]


                                  ARTICLE 15.
                                MISCELLANEOUS

         Section 15.01. Counterparts. This Agreement may be executed by the
                        ------------
parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 15.02. No Oral Modifications. Neither this Agreement nor any of
                        ---------------------
its terms may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. No such written termination, amendment, supplement, waiver or modification shall be effective unless a signed copy shall have been delivered to and executed by the Owner Trustee and the Indenture Trustee. A copy of each such termination, amendment, supplement, waiver or modification shall also be delivered to each other party to this Agreement.

                 The consent of each of the Pass-Through Trustee and the Subordination Agent, in its capacity as a party to this Agreement and not as a Holder, shall not be required to modify, amend or supplement this Agreement or to give any consent, waiver, authorization or approval with respect to this Agreement under the circumstances in which the consent of the Indenture Trustee would not be required for such modification, amendment, supplement, consent, waiver or approval in accordance with Section 8.01(b) of the Indenture, provided that the Pass-Through Trustee and the
                          --------
Subordination Agent shall be entitled to receive an Opinion of Counsel (as defined in the Pass- Through Trust Agreement) necessary, in its sole discretion, to establish that the Indenture Trustee's consent would not be required under such circumstances.

         Section 15.03. Captions. The table of contents preceding this Agreement
                        --------
and the headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

         Section 15.04. Successors and Assigns.  The terms of this Agreement
                        ----------------------
shall be binding upon, and shall inure to the benefit of, the Lessee and its successors and permitted assigns, the Subordination Agent and its successors and permitted assigns, including without limitation each Holder of an Equipment Note, the Owner Participant and its successors and permitted assigns, the Owner Trustee and its successors as Owner Trustee (and any additional owner trustee appointed) under the Trust Agreement, the Indenture Trustee and its successors as Indenture Trustee (and any additional indenture trustee appointed) under the Indenture and the Pass-Through Trustee and its successors as Pass-Through Trustee (and any additional Pass-Through trustee appointed).

         Section 15.05. Concerning the Owner Trustee, Indenture Trustee and the
                        -------------------------------------------------------
Pass-Through Trustee. Each of Trust Company and Allfirst is entering into this
--------------------
Agreement solely in its capacities (except to the extent otherwise expressly indicated), in the case of Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, in the case of Allfirst, not in its individual capacity but solely as Indenture Trustee under the Indenture and as Pass- Through Trustee under the Pass-Through Trust Agreement and as Subordination Agent under the Subordination Agreement, and except as otherwise expressly provided in this Agreement or in the Lease, the Indenture, the Pass-Through Trust Agreement or the Trust Agreement, neither Trust Company nor Allfirst shall be personally liable for or on account of its statements, representations, warranties, covenants or obligations under this Agreement; provided, however, that each of Trust Company and Allfirst accepts the benefits
--------  -------
running to it under this Agreement, and each agrees that (except as otherwise expressly provided in this Agreement or any other Operative Agreement to which it is a party) it shall be liable in its individual capacity for (a) its own gross negligence or willful misconduct (whether in its capacity as trustee or in its individual capacity), (b) any breach of representations and warranties or any breach of covenants made in its individual capacity pursuant to or in connection with this Agreement or the other Operative Agreements to which it is a party, (c) any breach, in the case of the Owner Trustee, of its covenants contained in Sections 3.05 and 3.08 of the Indenture, (d) the failure to use ordinary care in receiving, handling and disbursing funds, (e) in the case of the Owner Trustee, Lessor's Liens attributable to it in its individual capacity,
(f) in the case of the Indenture Trustee, Indenture Trustee's Liens, and (g) taxes, fees or other charges on, or based on, or measured by, any fees, commissions or compensation received by it in connection with the transactions contemplated by the Operative Agreements.

         Section 15.06. Severability. Any provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 15.07. Certain Limitations on Reorganization. The Indenture
                        -------------------------------------
Trustee and each Holder agree that, if (i) the Owner Trustee becomes or all or any part of the Lessor's Estate or the trust created by the Trust Agreement becomes the property of, a debtor subject to the reorganization provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statutes,
(ii) pursuant to any such reorganization provisions, the Owner Participant is held to have recourse liability to the Indenture Trustee, any Holder, the debtor, the Owner Trustee or the trustee of the debtor directly or indirectly on account of any amount payable as Make-Whole Premium, principal or interest on the Equipment Notes, or any other amount payable on any Equipment Note that is provided in the Operative Agreements to be nonrecourse to the Owner Participant and (iii) any Holder or the Indenture Trustee actually receives any Recourse Amount which reflects any payment by the Owner Participant on account of (ii) above, then such Holder or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Participant such Recourse Amount. For purposes of this Section 15.07, "Recourse Amount" means the amount by which the portion of such payment by the Owner Participant on account of clause (ii) above received by such Holder or the Indenture Trustee exceeds the amount which would have been received by such Holder or the Indenture Trustee if the Owner Participant had not become subject to the recourse liability referred to in (ii) above. Nothing contained in this Section shall prevent the Indenture Trustee from enforcing any individual obligation (and retaining the proceeds thereof) of the Owner Participant under this Agreement or, any other Operative Agreement to the extent herein or therein provided, for which the Owner Participant has expressly agreed by the terms of this Agreement to accept individual responsibility.

         Section 15.08. GOVERNING LAW.  (a) THIS AGREEMENT SHALL BE GOVERNED
                        -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

                 (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON- EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

                 (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF

THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 12.01. EACH PARTY HERETO AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS
SECTION 15.08(c), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

                 (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

                 (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         Section 15.09. Section 1110 Compliance. The parties hereto agree that
                        -----------------------
the transactions contemplated by the Operative Agreements are expressly intended to be, shall be, and should be construed so as to be entitled to the benefits and protection of Section 1110.

         Section 15.10. Reliance of Liquidity Providers. Each of the parties
                        -------------------------------
hereto agrees and acknowledges that each Liquidity Provider shall be a third party beneficiary of each of the representations and warranties made herein by such party (and of each covenant herein made by such party to each Liquidity Provider), and that each Liquidity Provider may rely on such representations, warranties and covenants to the same extent as if such representations, warranties and covenants were made to such Liquidity Provider directly. The terms of this Agreement shall inure to the benefit of each Liquidity Provider, their respective successors and permitted assigns.

         Section 15.11. Agreement Regarding Engine. The Indenture Trustee hereby
                        --------------------------
agrees for the benefit of the lessor or secured party of any engine (other than the Engines) or of any airframe (other than the Airframe) leased to the Lessee or purchased by the Lessee and subject to a conditional sale or other security agreement, which lease or conditional sale or other security agreement (in the case of any such airframe) also covers an engine or engines (other than the Engines) owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, that the Indenture Trustee will not seek to acquire, claim, or exercise as against such lessor or secured party, any rights, title or interest in any such engine as a result of such engine being installed on the Airframe at any time while such engine is owned by such lessor or is subject to such conditional sale or other security agreement or security interest in favor of such secured party.


                          *            *            *

                 IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed by their respective, duly authorized officers as of the day and year first written above.

                               MIDWAY AIRLINES CORPORATION,
                               as Lessee

                               By:  /s/ Jonathan S. Waller
                                   ---------------------------------------------
                                   Name: Jonathan S. Waller
                                   Title: Senior Vice President, General Counsel

                               SILVERMINE RIVER FINANCE ONE, INC.,
                               as Owner Participant

                               By:  /s/ Norman Liu
                                   --------------------------------------------
                                   Name: Norman Liu
                                   Title: Vice President

                               FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein but solely as Owner Trustee

                               By:  /s/ Sterling C. Correia
                                   --------------------------------------------
                                   Name: Sterling C. Correia
                                   Title: Vice President

                               ALLFIRST BANK, as Indenture Trustee,
                               Pass-Through Trustee and Subordination Agent


                               By:  /s/ Robert D. Brown
                                   --------------------------------------------
                                   Name: Robert D. Brown
                                   Title: Vice President

                                                                      Schedule I

                                   Commitments

Participants                                          Amount of Commitment
------------                                          --------------------

Silvermine River Finance One, Inc.                     *  % of Lessor's Cost
                                                      ----
2000-1A Pass-Through Trust                             *  % of Lessor's Cost
                                                      ----
2000-1B Pass-Through Trust                             *  % of Lessor's Cost
                                                      ----
2000-1C Pass-Through Trust                             *  % of Lessor's Cost
                                                      ----



________________________________
* Indicates information deleted for confidentiality purposes.

                                                                     Schedule II

                                Wire Instructions

Silvermine River Finance One, Inc. ("Owner Participant")

Wire Transfer Instructions:

wire transfer of immediately available funds to:

Bank Name: Bankers Trust Company
Bank Address: New York, New York
ABA No.: *
T&I Depository Account, Account
Number *
Reference: *
or as otherwise specified by the Owner Participant.

________________________________
* Indicates information deleted for confidentiality purposes.